     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 5, 1997

                                                       REGISTRATION NO. 33-10472
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                            SCHEDULE 14A INFORMATION

                                PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
              PRELIMINARY PROXY STATEMENT FILED BY THE REGISTRANT

                      LONGLEAF PARTNERS FUND (SERIES ONE)
                 LONGLEAF PARTNERS SMALL-CAP FUND (SERIES TWO)
                       (COMBINED IN ONE PROXY STATEMENT)

                  LONGLEAF PARTNERS REALTY FUND (SERIES THREE)
                           (SEPARATE PROXY STATEMENT)

                         LONGLEAF PARTNERS FUNDS TRUST
               (Exact Name of registrant as specified in charter)
                    c/o Southeastern Asset Management, Inc.
                         6075 Poplar Avenue; Suite 900
                               Memphis, TN 38119
                    (Address of principal executive offices)

       Registrant's Telephone Number, Including Area Code (901) 761-2474

                            CHARLES D. REAVES, ESQ.
                            Executive Vice President
                         Longleaf Partners Funds Trust
                       c/o Southeastern Asset Mgmt., Inc.
                           6075 Poplar Ave., Ste. 900
                               Memphis, TN 38119
                                 (901) 761-2474

                                    Copy to:
                              ALAN ROSENBLAT, ESQ.
                             Dechert Price & Rhoads
                              1500 K Street, N.W.
                             Washington, D.C. 20005

                    (Name and address of agent for service)
================================================================================

                 NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

                             LONGLEAF PARTNERS FUND
                                      AND
                        LONGLEAF PARTNERS SMALL-CAP FUND
                    SERIES OF LONGLEAF PARTNERS FUNDS TRUST

                             TUESDAY, MAY 13, 1997
                        5:30 P.M. CENTRAL DAYLIGHT TIME

                             MEMPHIS BOTANIC GARDEN
                                  Hardin Hall
                                750 CHERRY ROAD
                            MEMPHIS, TENNESSEE 38117

     The 1997 Annual Meeting of Shareholders of Longleaf Partners Fund (the "Partners Fund") and Longleaf Partners Small-Cap Fund (the "Small-Cap Fund") will be held concurrently, beginning at 5:30 p.m. on Tuesday, May 13, 1997, in Hardin Hall at the Memphis Botanic Garden, 750 Cherry Road, Memphis, Tennessee. The Partners Fund and the Small-Cap Fund are separate series or funds of Longleaf Partners Funds Trust, a series Massachusetts business trust which is registered with the Securities and Exchange Commission as an open-end management investment company.

     Shareholders of each series or Fund will consider and vote separately upon the following proposals, which are described in the accompanying Proxy
Statement:

          1. Re-election of the Board of Trustees of each Fund, composed of six members, four of whom are independent or non-affiliated.

          2. To approve or disapprove a proposal to adopt the diversification standards of the Internal Revenue Code as fundamental investment restrictions and thereby change the classification of the Fund under the Investment Company Act from a "diversified" fund to a "non-diversified" fund.

          3. To approve or disapprove a proposal to revise and re-state all investment restrictions other than the diversification requirements as non-fundamental policies, to eliminate restrictions no longer necessary, and to expand the Fund's investment flexibility.

          4. Ratification of selection of Coopers & Lybrand, L.L.P., as the independent certified public accountants authorized to sign or certify financial statements to be filed with the Securities and Exchange Commission.

     To transact such other business as may properly come before the Meeting.

     The Board of Trustees of each Fund has fixed the close of business on March 14, 1997 as the record date for determining shareholders eligible to vote at the Meeting.

                                          By Order of the Board of Trustees

                                          /s/ O. MASON HAWKINS, CFA
                                          --------------------------------------
                                          O. MASON HAWKINS, CFA
                                          Chairman of the Board and Chief
                                            Executive Officer
March 28, 1997

Shareholders can assist the fund in assuring a quorum and avoiding the expense of sending follow-up letters by promptly returning the enclosed proxy in the postage paid envelope. Even if you expect to be present in person, please mark, date, sign and return the enclosed proxy card, which is solicited by the board of trustees of each fund. The proxy is revocable and may be revoked should you decide to vote in person at the meeting.

                                PROXY STATEMENT

                             LONGLEAF PARTNERS FUND
                                      AND
                        LONGLEAF PARTNERS SMALL-CAP FUND
                    SERIES OF LONGLEAF PARTNERS FUNDS TRUST

                      1997 ANNUAL MEETING OF SHAREHOLDERS

            5:30 P.M., CENTRAL DAYLIGHT TIME; TUESDAY, MAY 13, 1997
                     MEMPHIS BOTANIC GARDEN -- HARDIN HALL
                      750 CHERRY ROAD; MEMPHIS, TENNESSEE

     The enclosed Proxy is solicited separately by the Board of Trustees of Longleaf Partners Fund (the "Partners Fund") and the Board of Trustees of Longleaf Partners Small-Cap Fund (the "Small-Cap Fund"), which are series or Funds of Longleaf Partners Funds Trust, in connection with the Annual Meeting of Shareholders ("the Meeting") to be held on Tuesday, May 13, 1997, at 5:30 p.m. Central Daylight Time, at the location shown above.

     The Annual Meetings of these Funds will be held concurrently, but shareholders of each series will vote as separate groups on the proposals presented. Since the issues and information with respect to all proposals are common to both Funds, their discussion is combined in the following presentation.

     If you are a shareholder of both the Partners Fund and the Small-Cap Fund, you must return a separate proxy card for each Fund if you intend to vote in the Meeting of each Fund's shareholders.

     Each Proxy returned in time to be voted at the Meeting will be voted, and if a specification is made with respect to any proposal the Proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposals. Anyone giving a Proxy may revoke it prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

     Shares Entitled to Vote -- Longleaf Partners Fund. At the close of business on March 14, 1997, the record date for determination of shareholders entitled to notice of and to vote at the Meeting, there were 100,652,843 shares of beneficial interest outstanding, the only class of shares of capital stock. Each share is entitled to one vote and there is no provision for cumulative voting.

     As of the record date, management was aware of the following shareholders who beneficially owned as much as 5% of the outstanding shares of capital stock of the Partners Fund: clients of Charles Schwab & Company, a registered brokerage firm, owned approximately 15.4% of the outstanding shares in several omnibus brokerage accounts.

     Shares Entitled to Vote -- Longleaf Partners Small-Cap Fund. At the close of business on March 14, 1997, the record date for determination of shareholders entitled to notice of and to vote at the Meeting, there were 14,121,918 shares of beneficial interest outstanding, the only class of shares of capital stock. Each share is entitled to one vote and there is no provision for cumulative voting.

     As of the record date, management was aware of the following shareholders who beneficially owned as much as 5% of the outstanding capital stock of Longleaf Partners Small-Cap Fund: clients of Charles Schwab & Company, a registered brokerage firm, owned approximately 15.8% in an omnibus brokerage account; clients of National Financial Services Corp., a registered brokerage firm, owned approximately

10.1% in an omnibus brokerage account; Mr. O. Mason Hawkins, Chairman, owned
individually approximately      %; Mr. W. Reid Sanders, Trustee and President,
other directors, trustees, officers and employees of Southeastern Asset Management, Inc. and Southeastern's profit sharing plan, and members of their
immediate families owned an additional      %, although no individual in this
group owned as much as 5% of the outstanding shares.

     Mailing Information. This Proxy Statement is being mailed to shareholders on or about March 28, 1997. In the event that proxies representing a majority of the shares outstanding on the record date have not been received by the Meeting date, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present at the Meeting in person or by proxy.

     The Annual Report of Longleaf Partners Fund and Longleaf Partners Small-Cap Fund for the fiscal year ended December 31, 1996, containing financial statements examined by Coopers & Lybrand, L.L.P., certified public accountants, was mailed to shareholders prior to March 1, 1997. The Fund will furnish, without charge, a copy of the Annual Report to any shareholder who so requests by calling the Fund at (800) 761-2509.

                              SUMMARY OF PROPOSALS

     Detailed information on each proposal is included in the text of the Proxy Statement and the following summary is subject to the more expanded discussion of the text.

1. RE-ELECTION OF MEMBERS OF THE BOARD OF TRUSTEES.

     At the 1994 Annual Meeting of Shareholders, the Funds elected a Board of Trustees of six members, four of whom were independent of and non-affiliated with the Funds' Investment Counsel, Southeastern Asset Management, Inc. ("Southeastern"). Mr. John R. McCarroll, Jr., one of the independent Trustees first elected in 1987 at the inception of the Funds, was appointed by the Governor of the State of Tennessee as a state circuit court judge on August 29, 1996, and he resigned as a member of the Board to accept that appointment. The Board elected Mr. Daniel W. Connell, Jr., who is also an independent Trustee, as Mr. McCarroll's successor at the meeting held on December 16, 1996. The slate of six nominees proposed for re-election therefore includes the five remaining Trustees elected at the most recent Annual Meeting of Shareholders, held in July of 1994, and Mr. Connell as the successor Trustee.

     Detailed information on the backgrounds of the nominees is contained on pages 4 through 6 of the text.

2. PROPOSAL TO ADOPT THE DIVERSIFICATION STANDARDS OF THE INTERNAL REVENUE CODE AS FUNDAMENTAL INVESTMENT RESTRICTIONS AND THEREBY CHANGE THE CLASSIFICATION OF THE FUND FROM A "DIVERSIFIED" FUND TO A "NON-DIVERSIFIED" FUND UNDER THE INVESTMENT COMPANY ACT OF 1940.

     As an integral part of its investment philosophy, Southeastern may conclude that investing more than 5% of the Fund's assets in several companies which it believes to be significantly undervalued could increase potential investment returns. By changing to a "non-diversified" fund under the Investment Company Act and simultaneously adopting the diversification standards of the Internal Revenue Code as fundamental investment restrictions, the Fund would continue to be diversified with respect to 50% of its total assets (compared with 75% at present as a diversified fund). However, the Fund could be non-diversified with respect to the remaining 50% of its total assets (compared with 25% at present). Thus, the net effect of the proposed change would be a reduction of the diversified percentage of total assets from 75% to 50% and an increase in the non-diversified percentage from 25% to 50% of total assets -- a net change of 25%.

     The specific amendments to be made in investment policy and restrictions and their effects and investment risks are discussed in more detail on pages 8 through 10 of the text.

3. PROPOSAL TO REVISE AND RE-STATE ALL INVESTMENT RESTRICTIONS OTHER THAN THE DIVERSIFICATION REQUIREMENTS AS NON-FUNDAMENTAL POLICIES, TO ELIMINATE RESTRICTIONS NO LONGER NECESSARY, AND TO AUTHORIZE THE USE OF ADDITIONAL INVESTMENT TECHNIQUES.

     When Longleaf Partners Funds Trust was originally formed in 1986, certain investment restrictions then required by various states and the Securities and Exchange Commission ("SEC") were adopted as fundamental investment policies. Some of the state policies pre-dated an evolving modernization of the securities markets, and are now unduly restrictive. Under the National Securities Markets Improvements Act of 1996, Congress pre-empted the authority of states to impose investment restrictions on investment companies having registration statements with the SEC. In addition, the SEC has eased certain of its own investment restrictions, which the Funds had also adopted as fundamental policies.

     Because of the continually evolving regulatory changes in investment restrictions, the Board proposes that the Funds' fundamental investment restrictions be revised and re-stated so as to include as fundamental restrictions (restrictions which cannot be changed without shareholder approval) only those related to diversification requirements. All others will be revised to eliminate restrictions which are no longer required in their present form, and to expand the Fund's investment flexibility. The predominate purpose of this proposal is to enable Southeastern to reduce investment risk, manage foreign currency exposure, allow for the ability to hedge the portfolio, and to manage potential income tax liabilities. As re-stated, these investment restrictions would be non-fundamental investment restrictions which would not require shareholder approval for future amendment should such be desirable or necessary to respond to further changes in the securities markets or their regulation.

     The specific revisions and changes in fundamental investment restrictions and their resulting effects and risks are discussed on pages 10 through 17 of the text.

4. RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND, L.L.P. AS THE FUNDS' INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

     Coopers & Lybrand, L.L.P. has served as the independent certified public accountants for all of the Funds since their initial formation, and the Board of Trustees of each Fund has again selected the firm to serve in that capacity for the 1997 fiscal year. Ratification of this selection is presented to shareholders as a routine issue. More information is set forth in the text on page 18.

                                  PROPOSAL 1.

                       ELECTION OF THE BOARD OF TRUSTEES

     Authority of the Board of Trustees. Longleaf Partners Fund and Longleaf Partners Small-Cap Fund each elects a separate Board of Trustees, composed of six members, which acts only on matters affecting that particular Fund. Each Board of Trustees has the continuing oversight responsibility for that particular Fund, which includes review of all issues required by the Investment Company Act of 1940. The Board of Trustees of each Fund would, as a separate board, consider matters which might affect the Master Trust as a whole, such as the creation of additional series or matters involving amendment of the Declaration of Trust and other issues which arise outside of the requirements of the Investment Company Act of 1940. The Trustees conduct concurrent meetings of their Boards.

     Composition of the Boards of Trustees. Under the Investment Company Act of 1940, which governs mutual fund operations, an "interested" Trustee is a person having an interest in or an affiliation with the investment advisor, any underwriter or securities broker, or a servicing agent such as a fund administrator. Funds having no principal underwriter or affiliated brokers, such as the Partners Fund and the Small-Cap Fund, may have 60% of their directors or Trustees classified as "interested" Trustees. Management believes, however, that having a majority of the membership of each Board composed of independent or non "interested" Trustees constitutes good corporate governance and eliminates actual or perceived conflicts of interest.

     If all of the nominees listed in the following table should be re-elected, the membership of each of the Boards of Trustees will be identical, consisting of the same six individuals, four of whom will be Trustees who are independent of and not affiliated with Southeastern Asset Management, Inc. and who otherwise qualify as "non-interested" Trustees as defined by the provisions of Sec. 2(a)(19) of the Investment Company Act of 1940. All of these nominees have indicated a willingness to serve as Trustees until the next annual or special in lieu of annual meeting of shareholders if so elected.

                         NOMINEES FOR BOARD OF TRUSTEES
                             LONGLEAF PARTNERS FUND
                        LONGLEAF PARTNERS SMALL-CAP FUND

      NOMINEES (AGE)
    POSITION WITH FUND
  AND YEAR FIRST ELECTED                                                     SHARES OWNED ON
        AS TRUSTEE                     RECENT BUSINESS EXPERIENCE            MARCH 14, 1997
  ----------------------               --------------------------            ---------------
O. Mason Hawkins, CFA (49)*  Southeastern Asset Management, Inc. since its    Partners Fund
Chairman of the Board of       founding in 1975; presently Chairman and
Trustees and Chief             C.E.O.; previously employed as Director of       Small-Cap
Executive Officer;             Research, First Tennessee Investment               Fund
Trustee,                       Management Company, Memphis, Tennessee,
Partners Fund, since 1987      1974-75; Director of Research, Atlantic
Small-Cap Fund, since 1988     National Bank, Jacksonville, Florida,
                               1972-74. Received B.S. B.A. degree in
                               Finance (1970), University of Florida;
                               M.B.A. degree (1971), University of Georgia.
                               Director, Mid-America Apartment Communities,
                               Inc.

      NOMINEES (AGE)
    POSITION WITH FUND
  AND YEAR FIRST ELECTED                                                     SHARES OWNED ON
        AS TRUSTEE                     RECENT BUSINESS EXPERIENCE            MARCH 14, 1997
  ----------------------               --------------------------            ---------------
W. Reid Sanders (47)*        Southeastern Asset Management, Inc. since its    Partners Fund
Trustee and President;         founding in 1975; presently Executive Vice
Trustee,                       President and a director; previously             Small-Cap
Partners Fund, since 1987      employed as Investment Officer, First              Fund
Small-Cap Fund, since 1988     Tennessee Investment Management Company,
                               Memphis, Tennessee, 1973-75; credit analyst
                               and commercial lending official, Union
                               Planters National Bank, Memphis, Tennessee,
                               1972-73. Received B.A. degree in Economics
                               (1971), University of Virginia.
Chadwick H. Carpenter, Jr.   Since 1993, Senior Executive Officer in charge   Partners Fund
(46)                           of corporate development, Progress Software
Trustee,                       Corporation, Bedford, Massachusetts, (a          Small-Cap
Partners Fund, since 1993      corporation engaged in the development and         Fund
Small-Cap Fund, since 1993     marketing of software products used by
                               developers to build and deploy commercial
                               applications); previously, Senior Vice
                               President, Sales and Services, 1986 to 1993;
                               Vice President-Product Services, 1983-1986;
                               previously manager of MIMS Systems Operation
                               of General Electric Information Services
                               Company; Senior Consultant for Touche Ross &
                               Company. Received B.S. degree (1971) and
                               M.S. degree (1972) in Electrical
                               Engineering, Massachusetts Institute of
                               Technology.
Daniel W. Connell, Jr. (48)  Since 1994, Senior Vice
Trustee,                       President -- Marketing, Jacksonville
Partners Fund, since 1997      Jaguars, Ltd., Jacksonville, Florida
Small-Cap Fund, since 1997     (National Football League franchise);
                               Previously Executive Vice
                               President -- Corporate Banking Group and
                               other officer positions, First Union
                               National Bank of Florida, Jacksonville, FL
                               (1970-94); Chairman, Jacksonville Chamber of
                               Commerce (1997); Commissioner, Jacksonville
                               Economic Development Commission; Advisory
                               Director, First Union National Bank of
                               Florida. Received B.S.B.A., (1970)
                               University of Florida.

      NOMINEES (AGE)
    POSITION WITH FUND
  AND YEAR FIRST ELECTED                                                     SHARES OWNED ON
        AS TRUSTEE                     RECENT BUSINESS EXPERIENCE            MARCH 14, 1997
  ----------------------               --------------------------            ---------------
Steven N. Melnyk (49)        Chairman of the Executive Committee and          Partners Fund
Trustee,                       President, Riverside Golf Group, Inc.,
Partners Fund, since 1991      Jacksonville, Florida (a company engaged in   Small-Cap Fund
Small-Cap Fund, since 1991     the design, construction, and operation
                               through ownership of golf courses), 1987 to
                               present; golf commentator and sports
                               marketing executive, CBS Sports (1982-91)
                               and ABC Sports (since 1991); 1969 U.S.
                               Amateur Golf Champion; 1971 British Amateur
                               Golf Champion; Director and a founder of
                               First Coast Community Bank, Fernandina
                               Beach, Florida. Received B.S.B.A. degree in
                               Industrial Management (1969), University of
                               Florida.
C. Barham Ray (50)           Chairman of the Board and Secretary, SSM         Partners Fund
Trustee,                       Corp., Memphis, Tennessee (a corporation
Partners Fund, since 1992      which serves as a financial advisor in the       Small-Cap
Small-Cap Fund, since 1992     evaluation of private businesses, in the           Fund
                               negotiation and structuring of purchase and
                               sale transactions of private businesses and
                               as a venture capital investor), 1974 to the
                               present; Director of Financial Federal
                               Savings Bank, Memphis, Tennessee. Received
                               B.A. degree (1968), Vanderbilt University;
                               M.B.A. degree (1973), University of
                               Virginia.

---------------

 * Trustees who are considered "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended, on the basis of their affiliation with Southeastern Asset Management, Inc., the Investment Counsel.

               OTHER INFORMATION CONCERNING THE BOARD OF TRUSTEES

     The Board of Trustees held four regular quarterly meetings and one special telephone conference call Board meeting during 1996. All members attended all regular meetings, and all participated in the meeting held by telephone conference call.

     The Board has established an Audit Committee, with Mr. Carpenter serving as Chairman. The Audit Committee, composed of all independent or "non-interested" Trustees, reviews the audit plan and results of audits, and monitors the performance of the independent certified public accountants. The Committee met with representatives of the accounting firm in formal meetings on March 1, 1996, and March 5, 1997, after completion of the audits for the preceding fiscal years. The Board has not established a nominating committee and the entire Board considers nominees for members of the Board.

     The independent or non-affiliated members of the Board of Trustees invest at least their full Trustees' fees in shares of the mutual funds. The schedule of Trustees fees paid during 1996 by each Series to each non-interested Trustee is as follows: Longleaf Partners Fund -- $15,000 per annum; Longleaf Partners Small-Cap Fund -- $7,500 per annum; Longleaf Partners Realty Fund -- $5,000 per annum. The following table shows the aggregate compensation received from all of the Longleaf Funds during 1996 by the Trustees presently standing for election:

                               COMPENSATION TABLE
                             LONGLEAF PARTNERS FUND
                        LONGLEAF PARTNERS SMALL-CAP FUND
                         LONGLEAF PARTNERS REALTY FUND

                                                                                 TOTAL
                      NAME OF PERSON;                          AGGREGATE      COMPENSATION
                          POSITION                            COMPENSATION        FROM
                          ADDRESS                              FROM FUNDS       FUNDS**
                      ---------------                         ------------    ------------
O. Mason Hawkins*
  Chairman of the Board and CEO.............................       None            None
Chadwick H. Carpenter, Jr.
  Trustee
  Progress Software Corp.
  14 Oak Park
  Bedford, MA 01730.........................................    $27,500         $27,500
Steven N. Melnyk
  Trustee
  111 Riverside Ave.
  Ste. 330
  Jacksonville, FL 32202....................................    $27,500         $27,500
C. Barham Ray
  Trustee
  785 Crossover Lane
  Ste. 218
  Memphis, TN 38117.........................................    $27,500         $27,500
W. Reid Sanders*
  Trustee and President.....................................       None            None

--------------------------------------------------------------------------------

 * Trustee is an "interested" person because of employment by Southeastern Asset Management, Inc., the Investment Counsel. The "interested" Trustees and all executive officers of the Fund are officers or employees of the Investment Counsel, which pays their salaries and other employee benefits. Its address is 6075 Poplar Ave., Ste. 900, Memphis, TN 38119.
** The Funds have no pension or retirement plan for Trustees who are classified as "non-interested" or non-affiliated.

     Mr. John R. McCarroll, Jr., who resigned as a Trustee on August 29, 1996, received aggregate Trustees fees of $18,234 through the date of his resignation. Mr. Daniel W. Connell, Jr. became a Trustee effective January 1, 1997, and accordingly did not receive any compensation during 1996.

     A listing of the executive officers of the Funds is set forth on pages 18 and 19 of the text.
--------------------------------------------------------------------------------

     Unless authority to vote for election of one or more trustees is withheld by checking the appropriate block on the Proxy, the enclosed Proxy will be used to vote in favor of the election of the six nominees. If, any nominees should not be available for election, the proxies named will vote for such other nominees as the present Trustees who are not "interested persons" of the Fund may approve.

     Each member of the Board of Trustees is to be elected by plurality vote, provided a quorum, consisting of a majority of issued and outstanding shares, is present at the Meeting in person or by proxy.

     THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT THE NOMINEES NAMED ABOVE BE ELECTED TO SERVE AS TRUSTEES UNTIL THE NEXT ANNUAL OR SPECIAL IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS OR UNTIL A SUCCESSOR HAS BEEN DULY QUALIFIED.

                                   PROPOSAL 2

               APPROVAL OR DISAPPROVAL OF A PROPOSAL TO ADOPT THE
           DIVERSIFICATION STANDARDS OF THE INTERNAL REVENUE CODE AS
       FUNDAMENTAL INVESTMENT RESTRICTIONS AND THEREBY CHANGE THE FUND'S
      CLASSIFICATION FROM A "DIVERSIFIED" FUND TO A "NON-DIVERSIFIED" FUND
                   UNDER THE INVESTMENT COMPANY ACT OF 1940.

     Both Longleaf Partners Fund and Longleaf Partners Small-Cap Fund were originally formed as "diversified" investment companies, as that term is defined by Section 5(b)(1) of the Investment Company Act of 1940 (the "Investment Company Act"). Any mutual fund which is not diversified under the requirements of Section 5(b)(1) is classified as a "non-diversified" fund even though it follows other diversification standards such as the Internal Revenue Code diversification rules.

     The Funds adopted three specific fundamental investment restrictions, derived from the language of the Investment Company Act, to establish their status as diversified funds. Contained in the Prospectus, the first controls the percentage of total assets which may be invested in a single company, the second controls how much of a company's voting stock may be acquired, and the third states that not more than 25% of the Fund's total assets may be invested in a single industry. Under this proposal, the first and second restrictions would be amended, but the third restriction would continue in its present form as a fundamental investment restriction.

     Percentage of Assets Restriction. The first restriction, set forth as Restriction No. 1 in the Fund's Prospectus, states that the Fund may not:

                "1. With respect to 75% of its total assets (taken at market), invest more than 5% of the value of its total assets in the securities of any single issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities)."

     To comply with this restriction, the Fund must be diversified with respect to 75% of its assets. In this 75% diversified "basket", the Fund may not invest more than 5% of its assets in a single company. However, with respect to the remaining 25% of total assets, the Fund is presently allowed to be non-diversified. In this 25% non-diversified "basket", the Fund may invest more than 5% of its assets in one or more companies as long as the aggregate cost of these investments does not exceed 25% of assets.

     Applying this rule, the minimum number of companies in which the Fund could now invest would be 16. There could be 15 companies at a maximum of 5% of total assets each in the 75% diversified basket and one company at 25% of total assets in the 25% non-diversified basket. Although, Southeastern is not likely to invest 25% of assets in a single company, the ability to place several companies in the non-diversified basket at more than 5% of total assets is severely limited. For example, the Fund could not invest 8% of its assets in more than 3 companies and could not invest 10% of its assets in more than 2 companies, and it is this type of diversification limitation for which relief is now being sought.

     Adoption of Internal Revenue Code Diversification Standards. Management intends to continue to qualify for favorable tax treatment available to mutual funds under Sub-Chapter M of the Internal Revenue Code of 1986, which relieves funds from Federal income taxation if certain tests are satisfied and substantially all net investment income and realized capital gains are distributed to shareholders each year. In order for a non-diversified fund to qualify for this favorable tax treatment it must satisfy specific diversification requirements of the Internal Revenue Code. These requirements are less restrictive than those applied to diversified funds under the Investment Company Act, but nevertheless continue to place precise and clearly stated limits on a fund's diversification.

     Under the Internal Revenue Code diversification requirements, found in Sections 851(b)(4)(A) and (b)(4)(B) of the Code, 50% of a fund's assets must be diversified (as contrasted with 75% for diversified funds under the Investment Company Act). In this "diversified basket", no portfolio positions may exceed 5% of total assets. In the remaining 50% of assets (as contrasted with 25% under the Investment Company Act), investments in particular positions may exceed 5% of total assets, but a single position cannot exceed 25% of total assets.

     Applying the Internal Revenue Code diversification rules, a fund must hold at least 12 different portfolio investments, as compared with 16 under the Investment Company Act. Thus, in the 50% "diversified basket", the Fund would be required to hold at least 10 companies, each at not more than 5% of total assets when purchased. In the 50% "non-diversified" basket, the Fund must hold at least 2 companies, which would have comprised not more than 25% of total assets each when acquired. It is anticipated, however, that Southeastern will usually recommend investing in at least 5 to 8 companies in this non-diversified basket.

     Restriction on Percentage of Voting Stock of a Portfolio Company. The second defining restriction on diversification relates to limits on the percentage of a company's voting stock which may be acquired. This restriction, set forth as Restriction No. 2 in the Prospectus, states that the Fund may not:

                "2. With respect to 75% of its total assets, purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer."

     To comply with this restriction, which is also a part of the definition of "diversified", the Fund in its 75% "diversified basket" may not acquire more than 10% of the voting stock of a portfolio company. However, in its 25% "non-diversified basket", the Fund may acquire more than 10% of the voting stock of portfolio companies so long as the cost of the investments in all companies in which the Fund owns more than 10% of the voting stock does not exceed 25% of total Fund assets.

     Under the restriction found in the Internal Revenue Code, there are also stated limits on the percentage of a company's voting stock which may be purchased. In the 50% "diversified" basket (compared with 75% at present), the Fund will not be able to acquire more than 10% of a company's voting stock. In the 50% "non-diversified" basket, the Fund may acquire interests which exceed 10% of the company's voting stock, but it may not invest more than 25% of its total assets in any one company or related companies.

     Reason For Reclassification. As a key element in its investment philosophy, Southeastern invests in a limited number of companies believed to be undervalued and to have unrecognized intrinsic value. Over time, the number of portfolio positions held by the Partners Fund and the Small-Cap Fund has generally not exceeded 35, and has usually been less than 30.

     As part of this philosophy, Southeastern may conclude that investing more than 5% of the Fund's total assets in several companies which it believes to be unusually undervalued is desirable and is in the best interests of shareholders. Investing a larger percentage of assets in companies believed to be significantly undervalued has the potential of generating substantially greater absolute and relative investment returns for the portfolio as a whole over time if Southeastern's valuations prove to be accurate. The corresponding risk of investing greater portions of assets in particular companies is the possibility of magnified losses in the event of a substantial decline in the market prices of the particular companies comprising more than 5% of assets. However, there would continue to be clearly stated limits on the Fund's ability to be non-diversified. The net effect of the proposed change is therefore to enable the Fund to be non-diversified with respect to an additional 25% of its total assets, increasing this authority from 25% of total assets at present to 50%.

     Proposed Amendments. Both Funds would be re-classified as "non-diversified" investment companies under Section 5(b)(2) of the Investment Company Act, and Fundamental Investment Restrictions 1 and 2, set forth above and in the Funds' Prospectus, would be replaced by fundamental investment restrictions derived from Sections 851(b)(4)(A) and 851(b)(4)(B) of the Internal Revenue Code of 1986.

     Under Proposal 2, these two fundamental investment restrictions would be restated as a single restriction, which would then read as follows:

                "With respect to 50% of its total assets, the Fund will not purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except securities issued by the U.S. Government, its agencies or instrumentalities; with respect to the remaining 50% of its assets, the Fund will not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities), or invest more than 25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses."

     Minimum Vote Required. Amending a fundamental investment restriction or changing a fund's classification from diversified to non-diversified requires shareholder approval. Under the requirements of the Investment Company Act, the vote necessary for approval of Proposal 2 is the affirmative vote of a majority of the outstanding securities, which is defined as the affirmative vote of the lesser of (1) more than 50% of the outstanding shares or (2) 67% of the shares voting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL
2 -- TO ADOPT THE DIVERSIFICATION STANDARDS OF THE INTERNAL REVENUE CODE AS FUNDAMENTAL INVESTMENT RESTRICTIONS AND THEREBY CHANGE THE CLASSIFICATION OF THE FUND FROM A "DIVERSIFIED" FUND TO A "NON-DIVERSIFIED" FUND UNDER THE INVESTMENT COMPANY ACT OF 1940.

                                   PROPOSAL 3

     APPROVAL OR DISAPPROVAL OF A PROPOSAL TO REVISE AND RE-STATE ALL INVESTMENT RESTRICTIONS OTHER THAN THE DIVERSIFICATION REQUIREMENTS AS NON-FUNDAMENTAL POLICIES, TO ELIMINATE RESTRICTIONS NO LONGER NECESSARY, AND TO EXPAND THE FUND'S INVESTMENT FLEXIBILITY.

                                  INTRODUCTION

     At the time of their inception, Longleaf Partners Fund (formed in 1986) and Longleaf Partners Small-Cap Fund (formed in 1988) adopted a series of fundamental investment restrictions. Most of these restrictions were then required by the various states in which the Funds' shares were to be sold. Some of the state restrictions had been in effect since at least the 1960's, and pre-dated the evolving modernization of the securities markets. Over the period from the late 1960's to the early 1990's, some state securities restrictions were modified or repealed. For example, the requirement that no investment could exceed 5% of assets and the requirement that operating expenses were limited to 1.5% of net assets were repealed. Despite these and other state reforms, the state regulatory pattern continued to impose a variety of restrictions on mutual funds, some of which were out of step with changes in the securities markets.

     In October of 1996, the National Securities Markets Improvements Act of 1996 became effective. The Act grew out of a Congressional examination of a need for legislation to modernize and rationalize the nation's securities regulatory system. Congress realized that the system of dual Federal and state securities regulation had resulted in duplicative and unnecessary regulation. As a result, among other reforms, Congress pre-empted the authority of states to impose investment restrictions on investment companies having registered with the SEC under the Investment Company Act, and having effective registration statements under the Securities Act of 1933. As a result of this recent legislation, the Longleaf Partners Funds may now amend or modify many of the various investment restrictions imposed in past years by the states, to the extent that similar limits are not also required by rules or regulations of the Securities and Exchange Commission.

     The first element in the proposed changes in investment restrictions is to convert all investment restrictions (other than those related to diversification requirements) to non-fundamental restrictions. Amendment or modification of fundamental investment restrictions requires shareholder approval. However, the Board of Trustees may amend or eliminate non-fundamental investment restrictions. Because of the continually evolving regulatory changes in investment restrictions, the Board, proposes that the Fund's fundamental investment restrictions (other than those related to diversification) be revised and re-stated so as to be non-fundamental policies. Should there be further changes in Securities and Exchange Commission regulations or should management conclude that other modifications in these restrictions would be beneficial, the Fund would not need to incur the expenses of holding a formal meeting of shareholders to implement appropriate modification. Instead, the Board of Trustees, after due deliberation, could adopt the necessary or desirable amendments.

     The second element of the proposed change in investment restrictions is to expand the Fund's investment flexibility. The predominate purpose of this proposal is to enable Southeastern to reduce investment risk, manage foreign currency exposure, allow for the ability to hedge the portfolio, and to manage potential income tax liabilities. When Southeastern's first Fund was organized in 1986, its investment restrictions were adopted because of the requirements of various states. To the extent that these restrictions are no longer necessary in their present form, revising or re-stating them as non-fundamental restrictions within the context of current market developments will provide the Fund with greater investment flexibility.

               DISCUSSION OF FUNDAMENTAL INVESTMENT RESTRICTIONS
                            AND PROPOSED AMENDMENTS

     Southeastern Asset Management, Inc. as Investment Counsel to the Fund and the Board of Trustees of the Fund are therefore proposing a series of significant, non-fundamental investment restrictions which will continue to provide a reasonable investment limitation structure for the Fund while simultaneously providing expanded investment flexibility in a manner commonly used by other investment companies having long-term capital growth as an investment objective.

     If this additional investment flexibility is conservatively used, as is Southeastern's intention, investment risks can be managed more efficiently and can be reduced. For example, Southeastern will have the investment flexibility on behalf of the Fund to lower risk by hedging the Fund's foreign currency exposure, to manage tax liabilities by using puts and calls, or to effectively build a position in a desired security by writing puts if immediate purchase is not possible. Although this added flexibility could be used speculatively, Southeastern anticipates that it will be used primarily to hedge against possible investment risks in situations where the effect would be to protect or improve long-term investment returns.

     Under Proposal 3, the following fundamental investment restrictions presently applicable to Longleaf Partners Fund and Longleaf Partners Small-Cap Fund would be amended and converted to non-fundamental objectives, as separately described in the following discussion.

               LIMITATION ON INVESTING IN NEWLY FORMED COMPANIES.

     The Fund may not:

                "Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities."

     This restriction, which appears as Restriction No. 4 in the Prospectus, was a relatively common requirement in several states. Because this restriction is no longer necessary, it will be deleted.

                     LIMITATION ON BORROWING OR LEVERAGING.

     The Fund may not:

                "1. Borrow money, except for temporary purposes such as obtaining short-term credits for purposes of clearance of purchases and sales of portfolio securities in an amount not to exceed 5% of the value of its total assets at the time of borrowing, and except for temporary purposes to satisfy redemption requests which might require the unexpected disposition of securities in an amount not to exceed 15% of the value of its total assets; provided, however, that aggregate borrowing at any time may not exceed 15% of the value of the portfolio's total assets."

     Under this restriction, which appears as Restriction No. 1 in the Statement of Additional Information ("SAI"), the Fund may borrow only for temporary or emergency purposes to clear portfolio transactions or to satisfy redemptions, but borrowing may not exceed 15% of total assets. Southeastern believes that the conservative use of borrowing for investment purposes as well as to satisfy short-term cash needs such as clearing portfolio trades and processing redemptions will increase the Fund's investment flexibility and Southeastern's ability to manage investment risk and potential tax liability. The practice of borrowing is subject to specific SEC rules and regulations with respect to minimum coverage of 300% and other aspects of the transaction. The Board therefore proposes that the fundamental restriction limiting borrowing to a maximum of 15% of total assets be replaced by the following non-fundamental restriction allowing borrowing up to 30% of total assets for investment purposes as well as for clearance of portfolio and redemption transactions:

     The Fund may not:

                "Borrow money, except that it may borrow for investment purposes and for temporary or emergency purposes in an amount not to exceed 30% of total assets in the manner authorized by the Investment Company Act of 1940."

                       PLEDGING LIMITED TO 15% OF ASSETS.

     The Fund may not:

                "2. Mortgage, pledge, or hypothecate any of its assets, except to secure permitted borrowings up to 15% of the value of its total assets at the time of borrowing."

     This restriction, No. 2 in the SAI, is related to the present restriction on borrowing, which may not exceed 15% of total assets. It will be eliminated as a fundamental policy and replaced with the following non-fundamental restriction allowing pledging of assets up to the amount necessary for permitted borrowings.

     The Fund may not:

                   "Pledge, mortgage or hypothecate its assets
              except in connection with permitted borrowings."

             PURCHASE OF SECURITIES OF OTHER INVESTMENT COMPANIES.

     The Fund may not:

                   "3. Purchase the securities of any other
              investment company, except by purchase in the open market where to the best information of the Investment Counsel, no commission or profit to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or except when such purchase is part of a merger, consolidation or acquisition of assets."

     This restriction, No. 3 in the S.A.I., regulates investments in other investment companies. This practice is governed by Sec. 12(d)(1) of the Investment Company Act of 1940, and related rules, which limits such investments to a maximum of 5% of the Fund's total assets. The Fund has always invested directly in the securities markets and has never invested in other investment companies. However, to preserve the ability to invest in money market funds or other types of investment companies to the extent allowed by the SEC, this restriction will be re-classified as non-fundamental, and will then read as follows:

     The Fund may not:

                   "Acquire or retain securities of any investment
              company, except that the Fund may (a) acquire securities of investment companies up to the limits permitted by Sec. 12(d)(1) of the Investment Company Act of 1940, provided such acquisitions are in the open market and there is no commission or profit to a dealer or sponsor other than the customary broker's commission, and (b) acquire securities of any investment company as part of a merger, consolidation or similar transaction."

   UNDERWRITING OF SECURITIES OF OTHER ISSUERS AND LIMITATION ON PURCHASES OF
                             RESTRICTED SECURITIES.

     The Fund may not:

                   "4. Underwrite the securities of other issuers,
              except that the portfolio may invest in securities that are illiquid or not readily marketable without registration under the Securities Act of 1933, as amended, including repurchase agreements of more than 7 days duration, if immediately after the making of such investment not more than 10% of the value of the portfolio's total assets would be so invested."

     This restriction, No. 4 in the SAI, covers two subjects, and will be split into two sections.

     (i). The restriction against underwriting, governed by specific SEC rules, will be restated as a non-fundamental restriction, as follows:

     The Fund may not:

                "Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of its own portfolio securities."

          (ii). The Fund's present limitation on investing in restricted (non-registered) securities and illiquid securities is 10% of total assets, the maximum limit allowed by the SEC at the time of the Fund's formation. The SEC has subsequently increased that percentage to 15%, and has excluded securities eligible for resale under Rule 144A, a rule made effective after the Funds were organized. Accordingly, the restriction applicable to restricted and illiquid securities will be restated as a non-fundamental policy, as follows:

     The Fund may not:

                "Purchase restricted or "illiquid" securities, including repurchase agreements maturing in more than seven days, if as a result, more than 15% of the Fund's net assets would then be invested in such securities:
           (excluding securities which are eligible for resale pursuant to Rule 144A, under the Securities Act of 1933.)"

                PROHIBITION AGAINST INVESTMENTS IN REAL ESTATE.

     The Fund may not:

                5. Purchase or sell real estate, except that the portfolio may invest in marketable securities collateralized by real estate or interests therein or in securities issued by companies that invest in real estate or interests therein.

     This restriction, number 5 in the SAI, will be amended to allow the holding and sale of real estate acquired through a distribution from a company which was an authorized investment, and will be restated as a non-fundamental policy, as follows:

     The Fund may not:

                "Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities."

   RESTRICTION ON INVESTING IN COMMODITIES OR COMMODITIES FUTURES CONTRACTS.

     The Fund may not:

                "6. Invest in commodities or commodity futures contracts, or in interests in oil, gas, or other mineral exploration or development programs."

     This restriction, number 6 in the SAI, will be expanded to allow the investment in financial futures contracts, options on such contracts, and other similar instruments, including forward foreign currency contracts, to be used on a limited basis primarily for hedging, and will be re-stated as a non-fundamental policy, as follows:

     The Fund may not:

                "Purchase or sell commodities or commodity futures contracts except that the Fund may invest in financial futures contracts, options thereon, forward foreign currency contracts, and similar instruments."

      PROHIBITION AGAINST SHORT SALES AND WRITING PURCHASE PUTS AND CALLS.

     The Fund may not:

                "7. Engage in short sales of securities, or write a purchase put, call, straddle, or spread option, except that the portfolio may write covered call options with respect to its portfolio securities listed on a national securities exchange and enter into closing purchase transactions with respect to call options so listed or quoted."

     This restriction, number 7 in the SAI, covers two subjects, and will be split into two restrictions.

          (i). The absolute prohibition against short sales will be eliminated, and the following non-fundamental restriction allowing short sales subject to specific limits will be adopted:

     The Fund may not:

                "Make short sales whereby the dollar amount of short sales at any one time would exceed 25% of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short would exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of any class of any issuer, provided the Fund maintains collateral in a segregated account consisting of cash, liquid money market instruments or U.S. government securities with a value equal to the current market value of the shorted securities, which is marked to market daily. If the Fund owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issuer as, and equal in amount to, the securities sold short (which sales are commonly referred to as "short sales against the box"), such restrictions shall not apply."

          (ii). The absolute prohibition against writing purchase puts and calls will be eliminated, and the following non-fundamental policy allowing within specified limits both the purchase of and the writing (sale) of puts, calls, straddles, and combinations thereof, to be used on a limited basis primarily for hedging, will be adopted:

     The Fund may not:

                "Invest in puts, calls, straddles, spreads or any combination thereof, except that the Fund may (a) purchase and sell put and call options on securities and securities indexes, and (b) write covered put and call options on securities and securities indexes and combinations thereof; provided that the securities underlying such options are within the investment policies of the Fund and the value of the underlying securities on which options may be written at any one time does not exceed 25% of total assets."

     PROHIBITION AGAINST LOANS, EXCEPT FOR LENDING PORTFOLIO SECURITIES AND
                      PURCHASING PUBLIC DEBT INSTRUMENTS.

     The Fund may not:

                "8. Make loans, except loans of portfolio securities having a value which is not in excess of 20% of the portfolio's total assets and except that the purchase of a portion of an issue of publicly distributed notes, bonds or other evidences of indebtedness or deposits with banks and other financial institutions shall not be considered to be loans for purposes of this restriction."

     This restriction, number 8 in the SAI, will be re-stated as a non-fundamental restriction to allow lending of portfolio securities up to one-third of assets, and the purchase of any type of debt securities, as follows:

     The Fund may not:

                "Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and except to the extent that the purchase of debt obligations of any type are considered to be loans."

                     PROHIBITION AGAINST MARGIN PURCHASES.

     The Fund may not:

                "9. Purchase securities on margin, but obtaining short-term credits from banks for the clearance of purchases or sales of securities shall not be considered to be margin purchases for purposes of this restriction."

     Mutual funds are not presently allowed to purchase securities on margin, and this restriction, number 9 in the SAI, will be continued as a non-fundamental restriction. However, it will modified to provide that the deposit or payment of initial variation margin in connection with futures contracts or related options is permissible, and will then read as follows:

     The Fund may not:

                "Purchase securities on margin, except short-term credits as are necessary for the purchase and sale of securities, provided that the deposit or payment of initial or variation margin in connection with futures contracts or related options will not be deemed to be a purchase on margin."

                 PROHIBITION AGAINST ISSUING SENIOR SECURITIES.

     The Fund may not:

                "10. Issue senior securities, except insofar as the portfolio may be deemed to have issued a senior security in connection with any permitted borrowing."

     The concept of senior securities under the Investment Company Act is highly technical, and is regulated in detail by SEC rules and no-action letters. This restriction, number 10 in the SAI, will be re-stated as a non-fundamental restriction to enable the Fund to enter into a variety of securities transactions permissible under SEC rules and allowed as the result of the previous amendments to the fundamental restrictions. The new, non-fundamental restriction will then read as follows:

     The Fund may not:

                "Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction."

     Minimum Vote Required. Amending a fundamental investment restriction requires shareholder approval. Under the requirements of the Investment Company Act, the vote necessary for approval of Proposal 3 is the affirmative vote of a majority of the outstanding securities, which is defined as the affirmative vote of the lesser of (1) more than 50% of the outstanding shares or (2) 67% of the shares voting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3 -- TO REVISE AND RE-STATE ALL INVESTMENT RESTRICTIONS OTHER THAN THE DIVERSIFICATION REQUIREMENTS AS NON-FUNDAMENTAL POLICIES, TO ELIMINATE RESTRICTIONS NO LONGER NECESSARY, AND TO AUTHORIZE THE USE OF ADDITIONAL INVESTMENT TECHNIQUES.

                                  PROPOSAL 4.

                    RATIFICATION OF SELECTION OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The financial statements of Longleaf Partners Fund and Longleaf Partners Small-Cap Fund have been examined at the close of each fiscal year since inception by Coopers & Lybrand, L.L.P. independent certified public accountants. In addition, the firm reviews each Fund's federal and state income tax returns.

     The Board of Trustees has selected Coopers & Lybrand, L.L.P. as independent certified public accountants for the current fiscal year ending December 31, 1997, and will thereafter consider the firm for service in this capacity in future fiscal years. Coopers & Lybrand, L.L.P. is a large, international public accounting firm and serves numerous other management investment companies and investment company groups. The firm has informed the Board of Trustees that it has no material direct or indirect financial interest in either fund. A representative of the firm is expected to be present at the Annual Meeting to respond to questions.

     The selection of the independent certified public accountants is to be ratified or rejected by plurality vote, provided a quorum, consisting of a majority of issued and outstanding shares, is present at the meeting in person or by proxy.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND, L.L.P. AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

               OTHER INFORMATION ON INVESTMENT COMPANY OPERATIONS

                 EXECUTIVE OFFICERS OF THE INVESTMENT COMPANIES

     In addition to Mr. Hawkins, Chairman of the Board and Chief Executive Officer, and Mr. Sanders, a Trustee and President, both nominees for election as Trustees, the following are the executive officers of Longleaf Partners Fund and Longleaf Partners Small-Cap Fund. The first three officers listed are primarily involved with the operations of the Funds, while the others devote a substantial portion of their time to matters involving the private accounts managed by Southeastern Asset Management, Inc.

CHARLES D. REAVES, Executive Vice President.

          Professional Experience: General Counsel, Southeastern Asset Management, Inc. (since 1988); Vice President in corporate finance, Porter, White & Yardley, Inc. Birmingham, AL (1986-1988); Senior Vice
     President -- Finance and Secretary (1981-1986) and Vice President and General Counsel (1974-1981), Saunders System Inc., Birmingham, AL.

          Education: J.D., University of Alabama, 1961; LL.M (Taxation), Georgetown University Law Center, 1966; M.B.A., Emory University, 1981.

JULIE M. DOUGLAS, CPA, Executive Vice President -- Operations & Treasurer.

          Professional Experience:  Southeastern Asset Management, Inc. (since
     1989); Audit Supervisor and Audit Senior, Coopers & Lybrand, Birmingham, AL and Pittsburgh, PA (1984-1989).

          Education:  B.S., Accounting, Pennsylvania State University, 1984.

LEE B. HARPER, Executive Vice President -- Marketing.

          Professional Experience:  Southeastern Asset Management, Inc. (since
     1993); Consultant, IBM Corporation, Memphis, TN (1989-1993); Business Analyst, McKinsey & Company, Atlanta, GA (1985-1987).

          Education: B.A., University of Virginia, 1985; M.B.A., Harvard University, 1989.

G. STALEY CATES, CFA, Co-Portfolio Manager, Vice President -- Investments.

          Professional Experience: President, Southeastern Asset Management, Inc. (since 1994); Vice President, Southeastern Asset Management, Inc. (1986-1994).

          Education:  B.B.A., Finance, University of Texas, 1986.

FRANK N. STANLEY, III, CFA,  Vice President -- Investments.

          Professional Experience: Vice President, Southeastern Asset Management, Inc. (since 1984); Portfolio Manager and Analyst, Montag & Caldwell, Atlanta, GA (1974-1984); Investment Officer, Atlantic National Bank, Jacksonville, FL (1972-1974).

          Education: B.S., Management, Georgia Institute of Technology, 1964; Graduate study, Emory University, 1965; M.B.A., Marketing, University of Florida, 1970.

JOHN B. BUFORD, CFA, Vice President -- Investments.

          Professional Experience:  Southeastern Asset Management, Inc. (since
     1990); Vice President, First Tennessee Bank (1989-90); Commerical Lending Officer/Credit Analyst, Metropolitan National Bank (1985-88).

          Education:  B.B.A., Finance, University of Texas, 1985.

RANDY D. HOLT, CPA, Vice President, Secretary.

          Professional Experience: Vice President and Secretary, Southeastern Asset Management, Inc. (since 1994); Secretary/Treasurer (1985-1994); Ott, Baxter, Holt (1983-1985); A.M. Pullen & Co. (1982-1983); Harry M. Jay &
     Associates (1978-1982).

          Education:  B.S., Accounting, University of Tennessee, 1976.

                           EXPENSES OF ANNUAL MEETING

     Costs and expenses of preparing, printing, assembling and mailing materials in connection with the solicitation of proxies of each Fund will be paid by that particular Fund. In addition to the use of the mails, certain Trustees or officers of the Fund or of the Investment Counsel may solicit proxies by telephone or in person, but no special payment will be made to these persons for such services. The Fund would pay the expenses of any outside proxy solicitation.

     Neither the persons named in the enclosed Proxy nor members of the Board of Trustees are aware of any matters that will be presented for action at the meeting other than matters set forth herein. Should any other matters requiring a vote of shareholders properly arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy discretionary authority to vote the shares in accordance with their best judgement in the interests of the Fund.

     ALL SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees:

/s/ O. MASON HAWKINS, CFA

O. MASON HAWKINS, CFA
Chairman of the Board of Trustees
and Chief Executive Officer

/s/ CHARLES D. REAVES

CHARLES D. REAVES
Executive Vice President
General Counsel

March 28, 1997

                                 FORM OF PROXY

     PROXY -- LONGLEAF PARTNERS FUND       THIS PROXY IS SOLICITED ON BEHALF
                                           OF THE BOARD OF TRUSTEES

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking any previous proxies for such shares, hereby appoints O. Mason Hawkins, W. Reid Sanders, and Charles D. Reaves or any one of them, attorneys of the undersigned with full power of substitution, to vote all shares of LONGLEAF PARTNERS FUND (the "Fund") which the undersigned is entitled to vote at the 1997 Annual Meeting of Shareholders of the Fund, to be held at 5:30 p.m. on Tuesday, May 13, 1997, in Hardin Hall at the Memphis Botanic Garden, 750 Cherry Road, Memphis, Tennessee, and at any and all adjournments thereof. Receipt of the Notice and Proxy Statement for said Meeting is hereby acknowledged.

This proxy must be returned in order for your shares to be voted. The shares represented by this proxy will be voted on the following matters as specified below by the undersigned. If no specification is made, this proxy will be voted in favor of all such matters.

1.  Re-Election of Board of Trustees.
                                       [ ] FOR the following nominees                [ ] WITHHOLD AUTHORITY
                          (except those whose names are inserted on the line below)    to vote for any of the nominees

    TRUSTEES: O. Mason Hawkins; W. Reid Sanders; Chadwick H. Carpenter, Jr.,
              Daniel W. Connell, Jr.; Steven N. Melnyk; C. Barham Ray

          ----------------------------------------------------------------------

2. To approve or disapprove a proposal to adopt the diversification standards of the Internal Revenue Code as fundamental investment restrictions and thereby change the classification of the Fund under the Investment Company Act from a "diversified" fund to a "non-diversified" fund.

                                           FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
                                     (Over)

3. To approve or disapprove a proposal to revise and re-state all investment restrictions other than the diversification requirements as non-fundamental policies, to eliminate restrictions no longer necessary and to expand the Fund's investment flexibility.

                                           FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

4. To ratify the selection of Coopers & Lybrand, L.L.P., as Independent Certified Public Accountants for the Fund.

                                           FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

As to any other matter upon which the Shareholders are permitted to vote, or if any of the nominees named in the Proxy Statement are not available for election, said attorneys shall vote in accordance with their judgment.

                                                THE TRUSTEES RECOMMEND A "FOR"
                                                VOTE ON ALL MATTERS.

                                                --------------------------------

                                                --------------------------------
                                                Please sign exactly as your name
                                                or names appear on left.

                                                Dated:                   , 1997
                                                      -------------------

                                 FORM OF PROXY

       PROXY -- LONGLEAF PARTNERS          THIS PROXY IS SOLICITED ON BEHALF
             SMALL-CAP FUND                OF THE BOARD OF TRUSTEES

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking any previous proxies for such shares, hereby appoints O. Mason Hawkins, W. Reid Sanders, and Charles D. Reaves or any one of them, attorneys of the undersigned with full power of substitution, to vote all shares of LONGLEAF PARTNERS SMALL-CAP FUND (the "Fund") which the undersigned is entitled to vote at the 1997 Annual Meeting of Shareholders of the Fund, to be held at 5:30 p.m. on Tuesday, May 13, 1997, in Hardin Hall at the Memphis Botanic Garden, 750 Cherry Road, Memphis, Tennessee, and at any and all adjournments thereof. Receipt of the Notice and Proxy Statement for said Meeting is hereby acknowledged.

This proxy must be returned in order for your shares to be voted. The shares represented by this proxy will be voted on the following matters as specified below by the undersigned. If no specification is made, this proxy will be voted in favor of all such matters.

1.  Re-Election of Board of Trustees.
                                       [ ] FOR the following nominees                [ ] WITHHOLD AUTHORITY
                          (except those whose names are inserted on the line below)    to vote for any of the nominees

    TRUSTEES: O. Mason Hawkins; W. Reid Sanders; Chadwick H. Carpenter, Jr.,
              Daniel W. Connell, Jr.; Steven N. Melnyk; C. Barham Ray

          ----------------------------------------------------------------------

2. To approve or disapprove a proposal to adopt the diversification standards of the Internal Revenue Code as fundamental investment restrictions and thereby change the classification of the Fund under the Investment Company Act from a "diversified" fund to a "non-diversified" fund.

                                           FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
                                     (Over)

3. To approve or disapprove a proposal to revise and re-state all investment restrictions other than the diversification requirements as non-fundamental policies, to eliminate restrictions no longer necessary and to expand the Fund's investment flexibility.

                                           FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

4. To ratify the selection of Coopers & Lybrand, L.L.P., as Independent Certified Public Accountants for the Fund.

                                           FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

As to any other matter upon which the Shareholders are permitted to vote, or if any of the nominees named in the Proxy Statement are not available for election, said attorneys shall vote in accordance with their judgment.

                                                THE TRUSTEES RECOMMEND A "FOR"
                                                VOTE ON ALL MATTERS.

                                                --------------------------------

                                                --------------------------------
                                                Please sign exactly as your name
                                                or names appear on left.

                                                Dated:                  , 1997
                                                      ------------------

                 NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

                         LONGLEAF PARTNERS REALTY FUND

                             TUESDAY, MAY 13, 1997
                        5:30 P.M. CENTRAL DAYLIGHT TIME

                             MEMPHIS BOTANIC GARDEN
                                  Hardin Hall
                                750 CHERRY ROAD
                            MEMPHIS, TENNESSEE 38117

     The 1997 Annual Meeting of Shareholders of Longleaf Partners Realty Fund (the "Fund") will be held at 5:30 p.m. on Tuesday, May 13, 1997, in Hardin Hall at the Memphis Botanic Garden, 750 Cherry Road, Memphis, Tennessee. The Fund is a separate series or fund of Longleaf Partners Funds Trust, a series Massachusetts business trust which is registered with the Securities & Exchange Commission as an open-end management investment company.

     Shareholders of the Fund will consider and vote upon the following proposals, which are described in the accompanying Proxy Statement:

          1. Re-election of the Board of Trustees, composed of six members, four of whom are independent or non-affiliated.

          2. To approve or disapprove a proposal to ratify adoption of the Investment Counsel Agreement and the Fund Administration Agreement with Southeastern Asset Management, Inc., and to extend the term for a one-year period beginning August 1, 1997 and ending July 31, 1998.

          3. To approve or disapprove a proposal to adopt the diversification standards of the Internal Revenue Code as fundamental investment policies and to re-classify all investment restrictions other than the diversification standards as non-fundamental policies.

          4. Ratification of selection of Coopers & Lybrand, L.L.P. as the independent certified public accountants authorized to sign or certify financial statements to be filed with the Securities & Exchange Commission.

     To transact such other business as may properly come before the Meeting.

     The Board of Trustees of each Fund has fixed the close of business on March 14, 1997 as the record date for determining shareholders eligible to vote at the Meeting.

                                          By Order of the Board of Trustees

                                          /s/ O. MASON HAWKINS, CFA
                                          --------------------------------------
                                          O. MASON HAWKINS, CFA
                                          Chairman of the Board and Chief
                                            Executive Officer
March 28, 1997

SHAREHOLDERS CAN ASSIST THE FUND IN ASSURING A QUORUM AND AVOIDING THE EXPENSE OF SENDING FOLLOW-UP LETTERS BY PROMPTLY RETURNING THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE. EVEN IF YOU EXPECT TO BE PRESENT IN PERSON, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES OF EACH FUND. THE PROXY IS REVOCABLE AND MAY BE REVOKED SHOULD YOU DECIDE TO VOTE IN PERSON AT THE MEETING.

                                PROXY STATEMENT

                         LONGLEAF PARTNERS REALTY FUND
                   A SERIES OF LONGLEAF PARTNERS FUNDS TRUST

                      1997 ANNUAL MEETING OF SHAREHOLDERS

            5:30 P.M., CENTRAL DAYLIGHT TIME; TUESDAY, MAY 13, 1997
                     MEMPHIS BOTANIC GARDEN -- HARDIN HALL
                      750 CHERRY ROAD; MEMPHIS, TENNESSEE

     The enclosed Proxy is solicited by the Board of Trustees of Longleaf Partners Realty Fund (the "Fund"), which is a separate series or Fund of Longleaf Partners Funds Trust, in connection with the Annual Meeting of Shareholders ("the Meeting") to be held on Tuesday, May 13, 1997, at 5:30 p.m. Central Daylight Time, at the location shown above.

     Each Proxy returned in time to be voted at the Meeting will be voted, and if a specification is made with respect to any proposal the Proxy will be voted accordingly. If no specification is made, the Proxy will be voted in favor of the proposals. Anyone giving a Proxy may revoke it prior to its exercise by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

     Shares Entitled to Vote. At the close of business on March 14, 1997, the record date for determination of shareholders entitled to notice of and to vote at the Meeting, there were 11,165,607 shares of beneficial interest outstanding, the only class of shares of capital stock. Each share is entitled to one vote and there is no provision for cumulative voting.

     As of the record date, management was aware of the following shareholders who beneficially owned as much as 5% of the outstanding shares of capital stock of the Realty Fund: clients of Charles Schwab & Company, a registered brokerage firm, owned approximately 29.5% of the outstanding shares in an omnibus brokerage account; clients of National Financial Services Corp., a registered brokerage firm, owned approximately 5.2% in an omnibus brokerage account; Mr. O.
Mason Hawkins, Chairman, owned individually approximately    %; Mr. W. Reid
Sanders, Trustee and President, other directors, trustees, officers and employees of Southeastern Asset Management, Inc. and Southeastern's profit
sharing plan, and members of their immediate families owned an additional    %.

     Mailing Information. This Proxy Statement is being mailed to shareholders on or about March 28, 1997. In the event that proxies representing a majority of the shares outstanding on the record date have not been received by the Meeting date, a person named as proxy may propose one or more adjournments of the Meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present at the Meeting in person or by proxy.

     The Annual Report of Longleaf Partners Realty Fund for the fiscal year ended December 31, 1996, containing financial statements examined by Coopers & Lybrand, L.L.P., certified public accountants, was mailed to shareholders prior to March 1, 1997. The Fund will furnish, without charge, a copy of the Annual Report to any shareholder who so requests by calling the Fund at (800) 761-2509.

                              SUMMARY OF PROPOSALS

     Detailed information on each proposal is included in the text of the Proxy Statement and the following summary is subject to the more expanded discussion of the text.

1. RE-ELECTION OF MEMBERS OF THE BOARD OF TRUSTEES.

     Mr. O. Mason Hawkins, Chairman of the Board and Chief Executive Officer of Southeastern Asset Management, Inc. ("Southeastern"), the Fund's Investment Counsel, contributed the initial $100,000 in seed money to form the Fund. As the sole shareholder on January 2, 1996, Mr. Hawkins elected a Board of Trustees of six members, four of whom were independent of and non-affiliated with Southeastern. One of the independent Trustees, Mr. John R. McCarroll, Jr., was appointed by the Governor of the State of Tennessee as a state circuit court judge on August 29, 1996, and he resigned as a member of the Board to accept that appointment. The Board elected Mr. Daniel W. Connell, Jr., who is also an independent Trustee, as Mr. McCarroll's successor at the meeting held on December 16, 1996. The slate of six nominees proposed for re-election therefore includes the five remaining Trustees originally elected and Mr. Connell as the successor Trustee.

     Detailed information on the backgrounds of the nominees is contained on pages 5 and 6 of the text.

2. PROPOSAL TO RATIFY THE ADOPTION OF THE INVESTMENT COUNSEL AGREEMENT AND THE FUND ADMINISTRATION AGREEMENT WITH SOUTHEASTERN ASSET MANAGEMENT, INC. AND TO EXTEND THE TERM OF EACH AGREEMENT FOR A ONE YEAR PERIOD BEGINNING AUGUST 1, 1997 AND ENDING JULY 31, 1998.

     The Investment Counsel Agreement and the Fund Administration Agreement were approved by the Board of Trustees at the Fund's organizational meeting, and were adopted by Mr. O. Mason Hawkins as the sole initial shareholder on January 2, 1996. Public shareholders of the Fund now have the opportunity of ratifying these two operating agreements and extending their terms from August 1, 1997 to July 31, 1998. Detailed information on the provisions of the Agreements and background information on Southeastern Asset Management, Inc. is contained on pages 8 through 14 of the text.

3. PROPOSAL TO ADOPT THE DIVERSIFICATION STANDARDS OF THE INTERNAL REVENUE CODE AS FUNDAMENTAL INVESTMENT POLICIES AND TO RE-CLASSIFY ALL INVESTMENT RESTRICTIONS OTHER THAN THE DIVERSIFICATION REQUIREMENTS AS NON-FUNDAMENTAL POLICIES.

     Under the National Securities Markets Improvements Act of 1996, Congress has pre-empted the authority of states to impose investment restrictions on investment companies registered with the SEC. In addition, the Securities and Exchange Commission from time to time amends certain of its requirements for investment restrictions. Because of the continually evolving regulatory changes in investment restrictions, the Board proposes that the Fund's fundamental investment restrictions be re-classified to include as fundamental restrictions (restrictions which cannot be changed without shareholder approval) only those related to diversification requirements. All others will be re-classified as non-fundamental investment restrictions which would not require shareholder approval for future amendment.

     The specific changes in fundamental investment restrictions are discussed on pages 15 through 17 of the text.

4. RATIFICATION OF THE BOARD'S SELECTION OF COOPERS & LYBRAND, L.L.P. AS THE FUNDS' INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

     Coopers & Lybrand, L.L.P., served as the Fund's independent certified public accountants for the year ended December 31, 1996. The Board of Trustees has again selected the firm to serve in that capacity for the 1997 fiscal year. Ratification of this selection is presented to shareholders as a routine issue. More information is set forth on page 18 of the text.

                                  PROPOSAL 1.

                      RE-ELECTION OF THE BOARD OF TRUSTEES

     Authority of the Board of Trustees. Each series of Longleaf Partners Funds Trust elects a separate Board of Trustees, composed of six members, which acts only on matters affecting that particular Fund. Each Board of Trustees has the continuing oversight responsibility for that particular Fund, which includes review of all issues required by the Investment Company Act of 1940. The Board of Trustees of each Fund would, as a separate board, consider matters which might affect the Master Trust as a whole, such as the creation of additional series or matters involving amendment of the Declaration of Trust and other issues which arise outside of the requirements of the Investment Company Act of 1940. The Trustees (six for each series) conduct concurrent meetings of their Boards.

     Composition of the Boards of Trustees. Under the Investment Company Act of 1940, which governs mutual fund operations, an "interested" Trustee includes a person having an interest in or an affiliation with the investment advisor, any underwriter or securities broker, or a servicing agent such as a fund administrator. Funds such as the Realty Fund having no principal underwriter or affiliated broker, may have 60% of their directors or Trustees classified as "interested" Trustees. Management believes, however, that having a majority of each Board composed of independent or "non-interested" Trustees having no affiliation with the Investment Counsel or with any securities brokerage firm constitutes good corporate governance and eliminates actual or perceived conflicts of interest.

     If shareholders should re-elect all of the nominees listed in the table below, the membership of all of the Boards of Trustees of the three series or Funds of Longleaf Partners Funds Trust will be identical, consisting of the same six individuals, four of whom will be Trustees who are independent of and not affiliated with Southeastern Asset Management, Inc. and who otherwise qualify as "non-interested" Trustees as defined by the provisions of Sec. 2(a)(19) of the Investment Company Act of 1940. All of these nominees have indicated a willingness to serve as Trustees until the next annual or special in lieu of annual meeting of shareholders if so elected.

                         NOMINEES FOR BOARD OF TRUSTEES
                         LONGLEAF PARTNERS REALTY FUND

      NOMINEES (AGE)                                                                SHARES OWNED
    POSITION WITH FUND                                                             BENEFICIALLY ON
  AND YEAR FIRST ELECTED                                                              MARCH 14,
        AS TRUSTEE                       RECENT BUSINESS EXPERIENCE                     1997
  ----------------------                 --------------------------                ---------------
O. Mason Hawkins, CFA       Southeastern Asset Management, Inc. since its
(49)*                         founding in 1975; presently Chairman and C.E.O.;
Chairman of the Board of      previously employed as Director of Research, First
Trustees and Chief            Tennessee Investment Management Company, Memphis,
Executive Officer;            Tennessee, 1974-75; Director of Research, Atlantic
Trustee since January 1996    National Bank, Jacksonville, Florida, 1972-74.
                              Received B.S. B.A. degree in Finance (1970),
                              University of Florida; M.B.A. degree (1971),
                              University of Georgia. Director, Mid-America
                              Apartment Communities, Inc.
W. Reid Sanders (47)*       Southeastern Asset Management, Inc. since its
Trustee and President         founding in 1975; presently Executive Vice
Trustee since January 1996    President and a director; previously employed as
                              Investment Officer, First Tennessee Investment
                              Management Company, Memphis, Tennessee, 1973-75;
                              credit analyst and commercial lending official,
                              Union Planters National Bank, Memphis, Tennessee,
                              1972-73. Received B.A. degree in Economics (1971),
                              University of Virginia.
Chadwick H. Carpenter, Jr.  Since 1993, Senior Executive Officer in charge of
(46)                          corporate development, Progress Software
Trustee since January 1996    Corporation, Bedford, Massachusetts, (a corporation
                              engaged in the development and marketing of
                              software products used by developers to build and
                              deploy commercial applications); previously, Senior
                              Vice President, Sales and Services, 1986 to 1993;
                              Vice President -- Product Services, 1983-1986;
                              previously manager of MIMS Systems Operation of
                              General Electric Information Services Company;
                              Senior Consultant for Touche Ross & Company.
                              Received B.S. degree (1971) and M.S. degree (1972)
                              in Electrical Engineering, Massachusetts Institute
                              of Technology.
Daniel W. Connell, Jr.      Since 1994, Senior Vice President -- Marketing,
(48)                          Jacksonville Jaguars, Ltd., Jacksonville, Florida
Trustee since January 1997    (National Football League franchise); previously
                              Executive Vice President -- Corporate Banking Group
                              and other officer positions, First Union National
                              Bank of Florida, Jacksonville, FL (1970-94);
                              Chairman, Jacksonville Chamber of Commerce (1997);
                              Commissioner, Jacksonville Economic Development
                              Commission; Advisory Director, First Union National
                              Bank of Florida. Received B.S.B.A. (1970),
                              University of Florida.

      NOMINEES (AGE)                                                                SHARES OWNED
    POSITION WITH FUND                                                             BENEFICIALLY ON
  AND YEAR FIRST ELECTED                                                              MARCH 14,
        AS TRUSTEE                       RECENT BUSINESS EXPERIENCE                     1997
  ----------------------                 --------------------------                ---------------
Steven N. Melnyk (49)       Chairman of the Executive Committee and President,           92
Trustee since January 1996    Riverside Golf Group, Inc., Jacksonville, Florida
                              (a company engaged in the design, construction, and
                              operation through ownership of golf courses), 1987
                              to present; golf commentator and sports marketing
                              executive, CBS Sports (1982-91) and ABC Sports
                              (since 1991); 1969 U.S. Amateur Golf Champion; 1971
                              British Amateur Golf Champion; Director and a
                              founder of First Coast Community Bank, Fernandina
                              Beach, Florida. Received B.S.B.A. degree in
                              Industrial Management (1969), University of
                              Florida.
C. Barham Ray (50)          Chairman of the Board and Secretary, SSM Corp.,
Trustee since January 1996    Memphis, Tennessee (a corporation which serves as a
                              financial advisor in the evaluation of private
                              businesses, in the negotiation and structuring of
                              purchase and sale transactions of private
                              businesses and as a venture capital investor), 1974
                              to the present; Director of Financial Federal
                              Savings Bank, Memphis, Tennessee. Received B.A.
                              degree (1968) Vanderbilt University; M.B.A. degree
                              (1973), University of Virginia.

---------------

 * Trustees who are considered "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended, on the basis of their affiliation with Southeastern Asset Management, Inc., the Investment Counsel.

               OTHER INFORMATION CONCERNING THE BOARD OF TRUSTEES

     The Board of Trustees held four regular quarterly meetings and one special telephone conference call Board meeting during 1996. All members attended all regular meetings, and all participated in the meeting held by telephone conference call.

     The Board has established an Audit Committee, with Mr. Carpenter serving as Chairman. The Audit Committee, composed of all independent or "non-interested" Trustees, reviews the audit plan and results of audits, and monitors the performance of the independent certified public accountants. The Committee met with representatives of the accounting firm in a formal meeting on March 5, 1997, after completion of the audit for the fiscal year ended December 31, 1996. The Board has not established a nominating committee and the entire Board considers nominees for members of the Board.

     All independent or non-affiliated members of the Board of Trustees invest an amount at least equal to their full Trustees' fees in shares of the mutual funds. The schedule of Trustees fees paid during 1996 by each Series to each "non-interested" Trustee is as follows: Longleaf Partners Fund -- $15,000 per annum; Longleaf Partners Small-Cap Fund -- $7,500 per annum; Longleaf Partners Realty Fund -- $5,000 per annum. The following table shows the aggregate compensation received from all of the Longleaf Funds during 1996 by the Trustees presently standing for election:

                               COMPENSATION TABLE
                             LONGLEAF PARTNERS FUND
                        LONGLEAF PARTNERS SMALL-CAP FUND
                         LONGLEAF PARTNERS REALTY FUND

                                                                                 TOTAL
                      NAME OF PERSON;                          AGGREGATE      COMPENSATION
                          POSITION                            COMPENSATION        FROM
                          ADDRESS                              FROM FUNDS       FUNDS**
                      ---------------                         ------------    ------------
O. Mason Hawkins*...........................................       None            None
  Chairman of the Board and CEO
Chadwick H. Carpenter, Jr...................................    $27,500         $27,500
  Trustee
  Progress Software Corp.
  14 Oak Park
  Bedford, MA 01730
Steven N. Melnyk............................................    $27,500         $27,500
  Trustee
  111 Riverside Ave.
  Ste. 330
  Jacksonville, FL 32202
C. Barham Ray...............................................    $27,500         $27,500
  Trustee
  785 Crossover Lane
  Ste. 218
  Memphis, TN 38117
W. Reid Sanders*............................................       None            None
  Trustee and President

--------------------------------------------------------------------------------

 * Trustee is an "interested" person because of employment by Southeastern Asset Management, Inc., the Investment Counsel. The "interested" Trustees and all executive officers of the Fund are officers or employees of the Investment Counsel, which pays their salaries and other employee benefits. Its address is 6075 Poplar Ave., Ste. 900, Memphis, TN 38119.
** The Funds have no pension or retirement plan for Trustees who are classified as "non-interested" or non-affiliated.

     Mr. John R. McCarroll, Jr., who resigned as a Trustee on August 29, 1996, received aggregate Trustees fees of $18,234 through the date of his resignation. Mr. Daniel W. Connell, Jr. became a Trustee effective January 1, 1997, and accordingly did not receive any compensation during 1996.
--------------------------------------------------------------------------------

     Unless authority to vote for election of one or more trustees is withheld by checking the appropriate block on the Proxy, the enclosed Proxy will be used to vote in favor of the election of the six nominees. If any nominee should not be available for election, the proxies named will vote for such other nominees as the present Trustees who are not "interested persons" of the Fund may approve. Each member of the Board of Trustees is to be elected by plurality vote, provided a quorum, consisting of a majority of issued and outstanding shares, is present at the Meeting in person or by proxy.

     THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT THE NOMINEES NAMED ABOVE BE RE-ELECTED TO SERVE AS TRUSTEES UNTIL THE NEXT ANNUAL OR SPECIAL IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS OR UNTIL A SUCCESSOR HAS BEEN DULY QUALIFIED.

                                   PROPOSAL 2

         APPROVAL OR DISAPPROVAL OF A PROPOSAL TO ADOPT THE INVESTMENT
          COUNSEL AGREEMENT AND THE FUND ADMINISTRATION AGREEMENT WITH
      SOUTHEASTERN ASSET MANAGEMENT, INC., AND TO EXTEND THE TERMS OF THE
     AGREEMENTS FOR A ONE-YEAR PERIOD FROM AUGUST 1, 1997 TO JULY 31, 1998.

     The existing Investment Counsel Agreement and Fund Administration Agreement between the Fund and Southeastern Asset Management, Inc. ("Southeastern") were initially approved by the Board of Trustees at the organizational meeting of the Fund on September 5, 1995. On January 2, 1996, the initial seed capital of $100,000 was provided by Mr. Mason Hawkins, Chairman of the Board of Southeastern, and he became the Fund's sole initial shareholder. As sole shareholder, he adopted these Agreements for a two year term, effective January 2, 1996.

     The public shareholders of the Fund now have the opportunity of approving and adopting these Agreements, and are being requested to establish a new contract term for each Agreement, beginning on August 1, 1997 and terminating on July 31, 1998. Thereafter, the Agreements will be subject to renewal from year to year on the annual termination date of July 31. The Agreements between the Realty Fund and Southeastern will then have beginning and ending dates which are the same as the similar agreements between Southeastern and the other investment companies which it manages -- Longleaf Partners Fund and Longleaf Partners Small-Cap Fund. Future renewals of all of these Agreements can then be considered and acted upon at the same time by the Boards of Trustees or by shareholders.

       SUMMARY OF CERTAIN PROVISIONS OF THE INVESTMENT COUNSEL AGREEMENT

     Pertinent provisions of the Investment Counsel Agreement are summarized in the following discussion, but shareholders are referred to Exhibit A, beginning on page 19, for the full text of the Agreement, which takes precedence over the summary.

     Investment Counsel Fee. Under the Investment Counsel Agreement, Southeastern manages the Fund's portfolio. The Investment Counsel receives from the Fund an annual fee of 1% of average net assets for the investment advisory function. This fee is higher than the investment advisory fees paid by most mutual funds. However, should normal operating expenses of either Fund (other than interest, taxes, brokerage commissions, and extraordinary expenses, but including all management fees) exceed 1.5% of average net assets per annum or, if lower, the limitation mandated by any state, the Investment Counsel Agreement requires that Southeastern reduce its investment counsel fee to the extent necessary to limit all such normal operating expenses to the applicable maximum expense limitation.

     For the fiscal year ended December 31, 1996, this provision limiting operating expenses had the effect of reducing the Investment Counsel fee paid by the Fund to the extent necessary to lower operating expenses of the Fund from 1.6% of average net assets to 1.5%, the maximum allowed under the limitation. In the absence of a fee reduction, the Investment Counsel fee would have been $438,484; after the fee reduction, the fee paid for the year was $391,283.

     Other Operating Expenses. The Fund pays all of its expenses of operations, as listed in Paragraph 7 of the Investment Counsel Agreement, as shown on page
22. These expenses include the following: professional fees, insurance and bonding premiums, association dues, fees charged by Federal and state regulatory authorities for registration of Fund shares, expenses of preparation, printing and distributing prospectuses and financial reports to shareholders, costs of obtaining daily prices for the securities held in the portfolio, costs of forms and supplies, telephone and postage and any extraordinary expenses.

     Southeastern is responsible for the compensation and employee benefits of the executive officers of the Fund, all of whom are employees of Southeastern, and for supplying office space and related facilities for conducting these operations.

     Limitation of Liability. Southeastern as Investment Counsel agrees to use its best efforts in managing the investment portfolio of the Fund. The Investment Counsel Agreement provides that there shall be no liability on the part of Southeastern for any act or omission, including a mistake of judgement, in the absence of a showing of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations.

     Termination. The Investment Counsel Agreement may be terminated without penalty upon sixty days prior written notice by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and may be terminated by the Investment Counsel on like notice. There are provisions for automatic termination without penalty in the event of assignment as defined by the Investment Company Act of 1940.

       SUMMARY OF CERTAIN PROVISIONS OF THE FUND ADMINISTRATION AGREEMENT

     Pertinent provisions of the Fund Administration Agreement are summarized in the following discussion, but shareholders are referred to Exhibit B, beginning on page 26, for the full text of the Agreement, which takes precedence over the summary.

     Under the Fund Administration Agreement, Southeastern provides all services required to carry on the Fund's general business and administrative affairs, including supplying executive personnel, clerical staff and office space for these functions. Southeastern conducts each Fund's business operations, including organizing Board meetings, negotiating contracts with nonaffiliated suppliers, preparing reports and documents required for Federal and state regulatory compliance and performing the accounting, record keeping and pricing functions. For these administrative services each Fund pays Southeastern a fee computed at the rate of 0.10% per annum of average net assets, which is accrued daily and paid monthly. For 1996, such fees were $43,848.

     The Fund together with the related investment companies also reimburses Southeastern for the expenses of leasing or otherwise acquiring computer programs or software used exclusively for processing Fund transactions, and for the salary of the Fund's Executive Vice President and Treasurer, with the reimbursement for these expenses being equitably allocated among the related Funds in a manner approved by the Boards of Trustees. In 1996, such reimbursible expenses were $30,397 for the Realty Fund.

     Other Provisions. The provisions with respect to limitation of liability, standard of care, indemnification, and term of the Fund Administration Agreement are identical with those of the Investment Counsel Agreement.

                COMPARATIVE INFORMATION ON RELATED MUTUAL FUNDS

     Southeastern also serves as Investment Counsel to and as Fund Administrator for Longleaf Partners Fund, established in 1987, and Longleaf Partners Small-Cap Fund, established in 1989. Both of these related funds have long-term capital growth as their primary investment objective, and have no industry or sector concentration. In many situations, the portfolios of these two mutual funds are substantially similar to those of the private accounts managed by Southeastern.

     The Realty Fund concentrates its investments in real estate oriented companies, most of which do not fit the investment objectives of Southeastern's other accounts. As a result of this and also because many new funds now being organized have adopted an investment advisory fee of 1% per annum, the Investment Counsel fee of the Realty Fund is 1% of average net assets. All three related mutual funds have an operating expense limitation agreement which is identical. This expense limitation, presently 1.5% of average net assets, had the effect of reducing the investment counsel fee for Longleaf Partners Fund at the close of its first two fiscal periods ended October 31, 1987 and 1988, and for Longleaf Partners Small-Cap Fund for its first fiscal period ended October 31, 1989. As previously disclosed, this limitation also reduced the Investment Counsel fee paid by the Realty Fund during 1996.

     The following table contains comparative information on contractual fees and expense limitations as a percentage of average net assets, and the assets of each fund at the close of the last fiscal year:

                                            INVESTMENT                       TOTAL NET
                                              COUNSEL     ADMINISTRATION       ASSETS        EXPENSE
                                                FEE            FEE          AT 12/31/96     LIMITATION
                                           -------------  --------------   --------------   ----------
Longleaf Partners Fund                     1% on 1st           0.10%       $2,300,079,176      1.5%
                                           $400 million;
                                           0.75% on
                                           remainder
Longleaf Partners Small-Cap Fund           1% on 1st           0.10%       $  252,156,957      1.5%
                                           $400 million;
                                           0.75% on
                                           remainder
Longleaf Partners Realty Fund              1% of average       0.10%       $  156,009,224      1.5%
                                           net assets

                    INFORMATION ABOUT THE INVESTMENT COUNSEL

     Southeastern Asset Management, Inc., ("Southeastern") founded in 1975, is registered with the Securities and Exchange Commission as an investment advisor. Its business activities involve primarily the management of securities portfolios for individuals, pension and profit sharing plans, and other institutions. Southeastern presently manages more than $7.6 billion in investment client assets. Included within this figure are $2.7 billion in assets of the three related investment companies. The basic investment objectives, policies, investment techniques, and methods of selecting portfolio securities for the three investment companies are substantially the same as those for the separate or managed accounts.

     Southeastern is a Tennessee corporation, and is owned and controlled by its directors and executive officers. As of the date of this Proxy Statement, the following persons own or have the right to vote 10% or more of the issued and outstanding shares; Mr. O. Mason Hawkins -- 59.1%, Mr. G. Staley Cates -- 14.5%. The remaining shares are held by other directors or officers, none of whom own or have the right to vote as much as 10% of the issued and outstanding shares.

     The directors of Southeastern reside in Memphis, Tennessee. Their ages and principal occupations during the past five years are as follows:

O. Mason Hawkins,
   CFA(48).................  Chairman of the Board and Chief Executive Officer;
                               Southeastern Asset Management, Inc.

G. Staley Cates, CFA(32)...  Southeastern Asset Management, Inc.; President
                               since 1994; Previously Vice
                               President -- Investments.

W. Reid Sanders(46)........  Executive Vice President; Southeastern Asset
                               Management, Inc.

Frank N. Stanley, III,
  CFA(55)..................  Vice President -- Investments; Southeastern Asset
                               Management, Inc.

     Mr. Hawkins is the chief executive officer of the Southeastern and is also the chief executive officer of the Realty Fund and the two related investment companies. Mr. Cates is President of Southeastern and co-portfolio manager of the Fund. Mr. Sanders is Executive Vice President of Southeastern and is President of the Realty Fund and the two related investment companies. Mr. Stanley holds the same position with each of the related investment companies as with Southeastern.

                            OTHER EXECUTIVE OFFICERS

     The following table lists the other executive officers of the Realty Fund, all of whom are also officers or employees of Southeastern. The compensation and employee benefits of all Fund executive officers are paid by Southeastern. Mr. Fitzpatrick is the lead co-portfolio manager of the Realty Fund; the other co-portfolio managers are Mr. Hawkins and Mr. Cates. Mr. Reaves, Ms. Douglas, and Ms. Harper are involved primarily with management and operations of the three related mutual funds, including the Realty Fund.

          NAME, AGE, AND                OFFICE WITH
         OFFICE WITH FUND            INVESTMENT COUNSEL           PRINCIPAL OCCUPATION
         ----------------            ------------------           --------------------
C. T. Fitzpatrick, III, CFA (33)     Vice President --   Southeastern Asset Management, Inc.
Co-Portfolio Manager and Vice          Investments         since 1990. Financial analyst,
President -- Investments                                   Merrill Lynch Capital Markets,
                                                           1986-1988.
Charles D. Reaves (61)               Vice President &    Southeastern Asset Management, Inc.
Executive Vice President               General Counsel     since 1988; Porter, White & Yardley,
(General Counsel)                                          Inc., Birmingham, AL (securities
                                                           broker/dealer) Vice President and
                                                           Principal, (1986-88); Saunders
                                                           Leasing System, Inc., Birmingham, AL
                                                           (truck transportation company) Senior
                                                           Vice President -- Finance and Vice
                                                           President & General Counsel
                                                           (1974-86).
Julie M. Douglas, CPA (35)           Fund Accountant     Southeastern Asset Management, Inc.
Executive Vice President --                                since 1989; Coopers & Lybrand,
Operations & Treasurer                                     certified public accountants,
                                                           Birmingham, AL and Pittsburgh, PA
                                                           (1984-89)
Lee B. Harper (33)                   Marketing Analyst   Southeastern Asset Management, Inc.
Executive Vice President --                                1993- present; 1989-1993 -- IBM
Marketing                                                  Corp., Memphis, TN, Consultant;
                                                           1985-1987, McKinsey & Company,
                                                           Atlanta, GA, Business Analyst.
Randy D. Holt, CPA (42)              Vice President &    Southeastern Asset Management, Inc.
Vice President & Secretary             Secretary           since 1985; Ott, Baxter & Holt
                                                           (certified public accountants),
                                                           Memphis, TN, (1983-85)

     The following persons are officers of Southeastern but are not officers of the Realty Fund; Mr. John B. Buford, CFA, (33), Vice President -- Investments and Ms. Deborah L. Sullivan, CFA, (38), Vice President, who serves as Southeastern's head trader. Both have been employed by Southeastern for more than 5 years.

     FACTORS CONSIDERED BY THE BOARD OF TRUSTEES IN RECOMMENDING APPROVAL OF THE INVESTMENT COUNSEL AGREEMENT AND THE FUND ADMINISTRATION AGREEMENT WITH SOUTHEASTERN ASSET MANAGEMENT, INC.

     The Boards of Trustees considered a wide range of factors in their conclusion to adopt the Investment Counsel Agreement and the Fund Administration Agreement and to recommend ratification and extension of the terms of these Agreements by shareholders. These factors include: a review of the investment strategy employed by Southeastern as Investment Counsel; its investment reputation and success in implementing its philosophy in the management of institutional and private accounts since its formation in 1975; its financial and employment stability; its support in building Fund assets and the level of personal investment in the Funds by its principals; and the separate investment performance of each Fund for recent periods and since inception.

     Under Southeastern's investment philosophy, superior long-term performance can be achieved when positions in financially strong, well-managed companies are acquired at prices significantly below their business value and are sold when they approach their corporate worth. Using this approach, stocks are viewed as ownership units in a business enterprise which has an unrecognized business or "intrinsic" value subject to determination through careful securities analysis and the use of established disciplines consistently applied over long periods of time. Stocks which can be identified and purchased at a price significantly discounted from this intrinsic worth not only protect investment capital from significant loss but also facilitate major rewards when the true business value is ultimately recognized.

     Using these investment principles, Southeastern's management of the Fund's portfolio of investments produced a total return for the year as a whole and during each of the first three quarters of the year which outpaced the total returns of the market indices selected as the Fund's benchmarks. As a result, the Fund ranked No. 4 out of 46 real estate funds followed by Lipper Analytical Services, Inc. during its first year of operations. Those investment results were as follows:

                                                                             WILSHIRE
                                                    LONGLEAF PARTNERS       REAL ESTATE       NAREIT
                                                      REALTY FUND*       SECURITIES INDEX*    INDEX*
                                                    -----------------    -----------------    ------
Year ended 12/31/96...............................        40.69%               37.02%         35.27%
Fourth quarter ended 12/31/96.....................        10.87%               18.39%         18.85%
Third quarter ended 9/30/96.......................         8.55%                5.90%         6.54%
Second quarter ended 6/30/96......................         7.84%                4.78%         4.45%
First quarter ended 3/31/96.......................         8.40%                4.30%         2.27%

---------------

* The Fund's inception date was January 2, 1996. Fund returns and those of the Wilshire Real Estate Securities Index and the NAREIT Index are shown with all dividends reinvested. The stock market indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.

OTHER SUPPORT BY SOUTHEASTERN ASSET MANAGEMENT, INC.

     In recommending ratification of the Agreement by shareholders, the Board also gave consideration to other support provided by Southeastern which goes beyond providing pure investment advice. In summary, these factors are as follows:

     Building of Fund Assets. Southeastern has been instrumental in building the Fund's assets, particularly during the first several months of its life. Substantial initial investments were made by Mr. Mason Hawkins, Chairman, Mr. Reid Sanders, President, other Southeastern personnel, and Southeastern's profit sharing plan. At the close of the year, Southeastern's directors, officers, employees, their family members and Southeastern's profit sharing plan formed the single largest related group of shareholders, constituting approximately 13.6% of assets or approximately $21.2 million. As a result, Southeastern's officers and employees are personally investing as partners with other Fund shareholders, and are subject to the same risks and rewards as other shareholders.

     Additionally, a number of large accounts are the result of Southeastern's institutional contacts. Consultants and fee paid investment advisers who have long relationships with Southeastern and its other funds have recommended the Realty Fund as an investment medium for individual or institutional clients. As a result, many large shareholders of the Fund have a prior relationship of some nature with Southeastern and have invested in the Realty Fund because of an existing confidence level in Southeastern's investment management capabilities.

     Possible Future Application of Expense Limitation. Should expenses of operation exceed the expense limitation of 1.5% per annum in 1997, Southeastern would be required to continue the fee reduction which occurred during the first year of operations. In the future, a decrease in assets and/or an increase in expenses could cause other reductions in management fees.

     Expenses of Computer Equipment. The Fund currently reimburses Southeastern for all specialized software lease expenses (software which can be used only for Fund operations). The Fund also has an obligation to reimburse Southeastern for costs of computer hardware equipment only if it becomes necessary to lease computer equipment from an outside vendor which would be dedicated solely to the use of any pooled accounts such as the Fund, subject to approval of the Boards of Trustees of the Fund. No such dedicated equipment is presently being leased, and Southeastern is supplying all computer hardware equipment and general computer software programs without charge to the Fund.

     Possible Assumption of Loss on Processing Errors. Under the Fund Administration Agreement, Southeastern determines the daily per share net asset value of the Funds, a price used by the Fund's transfer agent in processing shareholder purchases and redemptions. The Fund Administration Agreement contains normal language relieving Southeastern from monetary liability for processing errors caused by factors other than gross negligence or reckless disregard of its contractual responsibilities. However, it is possible that Southeastern could be required to absorb losses for processing errors caused by mistake or simple negligence. As a result, Southeastern might be required in the future to assume financial responsibility for any pricing or other processing losses which it might cause, despite the existence of exculpatory or protective language in the agreements limiting such reimbursement to situations involving gross negligence or reckless disregard of duties.

     Minimum Vote Required. Under the requirements of the Investment Company Act, the vote necessary for approval of Proposal 2 is the affirmative vote of a majority of the outstanding securities, which is defined as the affirmative vote of the lesser of (1) more than 50% of the outstanding shares or (2) 67% of the shares voting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE INVESTMENT COUNSEL AGREEMENT AND THE FUND ADMINISTRATION AGREEMENT WITH SOUTHEASTERN ASSET MANAGEMENT, INC., AND EXTENSION OF THE TERMS OF SUCH AGREEMENTS FOR A PERIOD BEGINNING AUGUST 1, 1997 AND ENDING JULY 31, 1998.

                                   PROPOSAL 3

     APPROVAL OR DISAPPROVAL OF A PROPOSAL TO ADOPT THE DIVERSIFICATION STANDARDS OF THE INTERNAL REVENUE CODE AS FUNDAMENTAL POLICY AND TO RE-CLASSIFY ALL INVESTMENT RESTRICTIONS OTHER THAN THE DIVERSIFICATION REQUIREMENTS AS NON-FUNDAMENTAL POLICIES.

                           DIVERSIFICATION STANDARDS

     Since its inception, the Realty Fund has been classified as a "non-diversified" investment company under the provisions of Sec. 5(b)(2) of the Investment Company Act of 1940. This classification is a fundamental investment policy which cannot be changed without shareholder approval. The Fund has also adopted a series of investment restrictions, both fundamental and non-fundamental. A fundamental policy can be amended only with shareholder approval, while the Board of Trustees may amend non-fundamental investment policies or restrictions.

     Management intends to continue to qualify for favorable tax treatment available to mutual funds under Sub-Chapter M of the Internal Revenue Code of 1986, which relieves funds from Federal income taxation if certain tests are satisfied and substantially all net investment income and realized capital gains are distributed to shareholders each year. For a fund classified as non-diversified under the Investment Company Act to qualify for this favorable tax treatment, it must satisfy the specific diversification requirements of the Internal Revenue Code.

     Under these diversification requirements, found in Sections 851(b)(4)(A) and (b)(4)(B) of the Code, 50% of a fund's assets must be diversified, which means that no portfolio position may exceed 5% of total assets. In the remaining 50% of assets, investments in particular positions may exceed 5% of total assets, but a single position cannot exceed 25% of total assets.

     Applying the Internal Revenue Code diversification rules, a fund must hold at least 12 different portfolio investments, as compared with 16 under the Investment Company Act. Thus, in the 50% "diversified basket", the Fund must hold at least 10 companies, each at not more than 5% of total assets when purchased. In the 50% "non-diversified" basket, the Fund must hold at least 2 companies, which would have comprised not more than 25% of total assets each when acquired.

     Another defining restriction on diversification under the Internal Revenue Code limits the percentage of a company's voting stock which may be acquired. To comply with this requirement, the Fund in its 50% "diversified basket" may not acquire more than 10% of the voting stock of a portfolio company. However, in its 50% "non-diversified basket", the Fund may acquire more than 10% of the voting stock of a portfolio company, but it may not invest more than 25% of its assets in any single company or related companies.

     Under Proposal 3, the Fund will adopt the specific diversification standards of the Internal Revenue Code as a fundamental investment restrictions, as follows:

             "With respect to 50% of its total assets, the Fund will not purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in securities of any one issuer, except securities issued by the U.S. Government, its agencies or instrumentalities; with respect to the remaining 50% of its assets, the Fund will not invest more than 25% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities), or invest more than

        25 percent of the value of its total assets in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses."

            OTHER FUNDAMENTAL INVESTMENT RESTRICTIONS WHICH WOULD BE RE-CLASSIFIED AS NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     At its inception, the Fund also adopted the investment restrictions set forth below as fundamental investment restrictions. Some of these restrictions were required by various states and pre-dated an evolving modernization of the securities markets. Under the National Securities Markets Improvements Act of 1996, Congress pre-empted the authority of states to impose investment restrictions on investment companies registered with the SEC. In addition, the SEC from time to time changes its specific requirements and eases some of its own investment restrictions.

     Because of the continually evolving regulatory changes in investment restrictions, the Board proposes that the Fund's fundamental investment restrictions be revised and re-stated so as to include as fundamental restrictions (restrictions which cannot be changed without shareholder approval) only those related to diversification requirements. All others will be re-classified as non-fundamental investment restrictions which would not require shareholder approval for future amendment should such be desirable or necessary to respond to further changes in the securities markets or their regulation. Thus, the Board of Trustees could make appropriate changes from time to time in response to developments in securities regulations without incurring the costs of a Fund shareholder meeting.

     Under Proposal 3, the following fundamental investment restrictions will be re-classified in their present form as non-fundamental investment restrictions which may be amended in the future by the Board of Trustees.

          "The Fund may not:

             (1) Borrow money, except that it may borrow from banks to increase its holdings of portfolio securities in an amount not to exceed 30% of the value of its total assets and may borrow for temporary or emergency purposes from banks and entities other than banks in an amount not to exceed 5% of the value of its total assets; provided that aggregate borrowing at any time may not exceed 30% of the Fund's total assets.

             (2) Issue any senior securities, except that collateral arrangements with respect to transactions such as forward contracts, futures contracts, short sales or options, including deposits of initial and variation margin, shall not be considered to be the issuance of a senior security for purposes of this restriction;

             (3) Act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

             (4) Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities;

             (5) Purchase or sell commodities or commodity futures contracts, except that the Fund may invest in financial futures contracts, options thereon and similar instruments;

             (6) Make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities, all in accordance with its investment policies."

     Minimum Vote Required. Under the requirements of the Investment Company Act, the vote necessary for approval of Proposal 3 is the affirmative vote of a majority of the outstanding securities, which is defined as the affirmative vote of the lesser of (1) more than 50% of the outstanding shares or (2) 67% of the shares voting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSAL 3, TO ADOPT AS FUNDAMENTAL INVESTMENT RESTRICTIONS THE DIVERSIFICATION STANDARDS OF THE INTERNAL REVENUE CODE SET FORTH ABOVE, AND TO RE-CLASSIFY ALL INVESTMENT RESTRICTIONS OTHER THAN THE DIVERSIFICATION STANDARDS, AS SET FORTH ABOVE, AS NON-FUNDAMENTAL INVESTMENT RESTRICTIONS.

                                   PROPOSAL 4

                    RATIFICATION OF SELECTION OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     The financial statements of Longleaf Partners Realty Fund for the fiscal year ended December 31, 1996, were examined by Coopers & Lybrand, L.L.P., independent certified public accountants. In addition, the firm reviewed the Fund's federal and state income tax returns.

     The Board of Trustees has selected Coopers & Lybrand, L.L.P. as independent certified public accountants for the current fiscal year ending December 31, 1997, and will thereafter consider the firm for service in this capacity in future fiscal years. The firm is a large, international public accounting firm and serves numerous other management investment companies and investment company groups. The firm has informed the Board of Trustees that it has no material direct or indirect financial interest in either fund. A representative of the firm is expected to be present at the Annual Meeting to respond to questions.

     The selection of the independent certified public accountants is to be ratified or rejected by plurality vote, provided a quorum, consisting of a majority of issued and outstanding shares, is present at the meeting in person or by proxy.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF COOPERS & LYBRAND, L.L.P. AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR EACH FUND FOR THE FISCAL YEAR ENDING DECEMBER 31, 1997.

                           EXPENSES OF ANNUAL MEETING

     Costs and expenses of preparing, printing, assembling and mailing materials in connection with the solicitation of proxies of each Fund will be paid by that particular Fund. In addition to the use of the mails, certain Trustees or officers of the Fund or of the Investment Counsel may solicit proxies by telephone or in person, but no special payment will be made to those persons for such services.

     Neither the persons named in the enclosed Proxy nor members of the Board of Trustees are aware of any matters that will be presented for action at the meeting other than matters set forth herein. Should any other matters requiring a vote of shareholders properly arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy discretionary authority to vote the shares in accordance with their best judgement in the interests of the Fund.

     ALL SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees:

/s/ O. MASON HAWKINS, CFA
O. MASON HAWKINS, CFA
Chairman of the Board of Trustees
and Chief Executive Officer

/s/ CHARLES D. REAVES
CHARLES D. REAVES
Executive Vice President
General Counsel

March 28, 1997

                                                                       EXHIBIT A

                          INVESTMENT COUNSEL AGREEMENT

     AGREEMENT made as of the 29th day of December, 1995, between Longleaf Partners Realty Fund (the "Fund") the third series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, ("the Master Trust"), and SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation, (hereinafter referred to as "the Investment Counsel").

     In consideration of the mutual agreements herein made, the Fund and the Investment Counsel understand and agree as follows:

          1.(a) The Investment Counsel agrees, during the term of this Agreement, to supervise the investment activities of the Fund and to furnish the Fund with investment research and advice and continuously to furnish the Fund with an investment program for its assets in a manner consistent with the investment objectives and policies as adopted by the Fund's Board of Trustees and shareholders. Such investment program shall include the timing of the purchase and sales of portfolio securities and the placing of orders for the purchase and sale of portfolio securities on behalf of the Fund.

          (b) The Investment Counsel shall be responsible for making recommendations as to the selection of members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions and, when applicable, the negotiation of commissions in connection therewith. The Fund, through the Board of Trustees and pursuant to such procedures as it shall adopt, shall be responsible for the final decisions as to these matters. The Investment Counsel shall be responsible for the actual placement of purchase and sale orders and its officers or other personnel who place such orders shall be compensated by the Investment Counsel for such services. The same individual, in his capacity as an officer, employee or agent of the Investment Counsel, may make the recommendations in question and, in his capacity as a Trustee or as an officer of the Fund, make the decisions allocating the purchase or sale order to a broker for execution on behalf of the Fund. The officer of the Fund making such decisions and placements may be affiliated with brokers who effect transactions for the Fund; provided, however, no such officer may allocate any transactions to the broker with which he is affiliated unless such allocation is authorized by the President or another officer of the Fund.

          2. All recommendations and decisions with respect to brokers in connection with the placements of orders for the purchase and sale of portfolio securities shall be made in accordance with the following principles:

             (a) Purchase and sale orders will usually be placed with brokers which are recommended by the Investment Counsel and/or selected by the Fund as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable security price. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Investment Counsel and the Fund in determining the overall reasonableness of brokerage commissions.

             (b) In recommending brokers for portfolio transactions and in selecting such brokers, the Investment Counsel and the Fund shall take into account their past experience as to brokers qualified to achieve "best execution."

             (c) The Investment Counsel is authorized to recommend, and the Fund is authorized to allocate, brokerage and principal business to brokers who have provided brokerage and research services, (as such services are defined in Section 28(e)(3) of the Securities Exchange Act of 1934 (the "1934 Act"), for the Fund and/or other accounts, if any, for which from time to time the Investment Counsel exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions in the United States as to which fixed minimum commission rates are not applicable, to cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Investment Counsel in making the recommendation in question determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Counsel's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, neither the Investment Counsel nor the Officer or Officers of the Fund making the decision will be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Investment Counsel and the officer or officers of the Fund who have made the recommendations and decisions in question shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy, that commissions were not allocated or paid for products or services which were readily and customarily available and offered to the public on a commercial basis and that the commissions paid were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies that (i) obtaining a low commission is deemed secondary to obtaining a favorable securities price since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (ii) the quality, comprehensiveness and frequency of research studies that are provided for the Fund and the Investment Counsel are useful to the Investment Counsel in performing its advisory activities under this Agreement. Research services provided by brokers to the Fund or the Investment Counsel are considered to be in addition to, and not in lieu of, services required to be performed by the Investment Counsel under this Agreement. In addition, to the extent not otherwise prohibited under applicable securities laws and regulations, the Investment Counsel may cause the Fund to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction if the Investment Counsel in making the recommendation in question determines in good faith that such amount is reasonable in relation to the value of other goods and services provided the Fund by such broker, subject to the same principles applied in the payment of commissions paid for brokerage and research services.

             (d) Purchases and sales of portfolio securities other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the judgement of the Investment Counsel, better prices and execution may be obtained on a commission basis or from other sources.

             (e) Sales of the Fund's shares made by a broker are one factor among others to be taken into account in recommending and in deciding to allocate portfolio transactions (including agency transactions, principal transactions, purchase in underwritings or tenders in response to tender offers) for the account of this Fund to that broker; provided that the broker shall furnish "best execution", as defined in paragraph 2(a) above, and that such allocation shall be within the scope of the Fund's other policies as stated above; provided further that in every allocation made to a broker in which the sale of Fund shares is taken into account there shall be no increase in the amount of the commissions or other compensation paid to such broker beyond a reasonable amount of commission or other compensation determined, as set forth in subparagraph 2(c) hereof, on the basis of best execution plus research services, without taking account of or placing any value upon such sale of the Fund's shares.

             (f) The Fund may purchase and/or sell securities which are also purchased or sold by the Investment Counsel or its owners or their affiliates or other investment advisory clients of the Investment Counsel. When other clients of the Investment Counsel desire to purchase or sell a security at the same time such security is purchased or sold for the Fund, it is understood that such purchases and sales will be made in a manner designed to be fair to all parties.

          3. The Investment Counsel shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Counsel shall be deemed to include persons employed or otherwise retained by the Investment Counsel to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Counsel may desire. The Investment Counsel shall provide the Fund or any Administrator or other entity having the responsibility of maintaining on behalf of the Fund such records as are required under the Investment Company Act of 1940 with prompt and timely information about all aspects of the purchases and sales of the Fund's portfolio securities and with full information with respect to brokers executing such securities so as to facilitate the proper maintenance of all such records. The Investment Counsel shall maintain such records as may be required to be maintained by an investment counsel under the Investment Advisers Act of 1940, and all such records shall be made available to the Trust, upon the request of its Board of Trustees or President.

          4. The Fund will require the Fund's Administrator, or other entity having the responsibility for maintaining such records as are required by the Investment Company Act of 1940, to make available to the Investment Counsel from time to time such financial reports, proxy statements and other information relating to the business and affairs of the Fund as the Investment Counsel may reasonably require in order to discharge its duties and obligations hereunder or to comply with any applicable law and regulations.

          5. The Investment Counsel shall bear the cost of rendering the investment advisory services to be performed by it under this Agreement and shall, at its own expense, pay the compensation of the directors, officers and employees, if any, of the Fund who are also employed by the Investment Counsel, and such clerical and bookkeeping services as the Investment Counsel shall reasonably require in performing its duties hereunder, as required by the Investment Advisers Act of 1940 (other than records maintained by the Fund as required by the Investment Company Act of 1940).

          6. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Counsel, the Fund shall pay to the Investment Counsel an Investment Counsel Fee which shall be accrued daily and paid monthly in arrears equal to 1.00% per annum of the Fund's average daily net assets. Such calculations shall be made by applying 1/365ths of the annual rate to the Fund's net assets each day determined as of the time the net asset value is determined on that day or if the net asset value is not determined on the day, on the last previous business day it was so determined. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for the part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of paragraph 8 hereof, payment of the compensation of the Investment Counsel for the preceding month shall be made as promptly as possible after completion of the computations described in paragraph 8 hereof.

          7. The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, but not being limited to the charges and expenses of any Administrator, any transfer agent, and/or any dividend disbursing agent; the charges and expenses of any registrar, any custodian, sub-custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other assets and the settlement of its portfolio securities transactions; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies or pursuant to any foreign laws; the cost and expense of engraving or printing of any certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions or pursuant to any foreign laws (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Counsel; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees of the Fund who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust or the Investment Counsel, and or independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all organizational costs and all other charges and costs of the Fund's operations unless otherwise explicitly provided herein; provided, however, that all such expenses to be paid by the Fund shall be subject to review and approval by the Board of Trustees of the Fund as to the reasonableness thereof.

          8. In the event the operating expenses of the Fund, including amounts payable to the Investment Counsel pursuant to paragraph 6 hereof but excluding all extraordinary expenses, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Counsel shall reduce its Investment Counsel Fee to the extent of such excess and, if required pursuant to any such laws or regulations, will reimburse the Fund for annual operating expenses in the amount of such excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions, distribution fees and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be based upon the expense limitation, if any, applicable to the Fund at the end of the last business day of the fiscal year of the Fund. Each such monthly calculation shall be based on the Fund's average daily net assets and expenses for the period beginning on the first day of the fiscal year of the Fund (or, in its first year, the first day of the Fund's operations). Should two or more such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the applicable fees or the largest expense reimbursements shall be applicable. In the absence of any applicable expense limitations under state laws or regulations which are more favorable to the Fund than the following undertaking, the Investment Counsel agrees that the Investment Counsel Fee shall be reduced and reimbursement of the Fund shall be required to the extent necessary to limit operating expenses (other than interest, taxes, brokerage commissions, distribution fees, and extraordinary expenses) as defined above, to a maximum during any fiscal year of 1.5% per annum of average net assets of the Fund; provided, however, that the Investment Counsel shall not be required pursuant to this undertaking to provide reimbursement to the Fund for any fiscal year in excess of the amount of its Investment Counsel Fee which would otherwise be earned for that fiscal year.

          9. The Investment Counsel will use its best efforts in the supervision and management of the investment advisory activities of the Trust. Except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither the Investment Counsel nor its stockholders, officers, directors, employees or agents shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, including any mistake of judgement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. Notwithstanding the foregoing, the Investment Counsel shall not be liable to the Fund for the acts and omissions of any party engaged by it to execute purchases and sales of portfolio securities for or on behalf of the Fund under this Agreement, except to the extent that such party is liable to the Investment Counsel for such acts and omissions. Any person, even though also employed by the Investment Counsel, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as the employee or agent of the Investment Counsel.

          10. Nothing contained in this Agreement shall prevent the Investment Counsel or any affiliated person of the Investment Counsel from acting as investment adviser or manager for any other person, firm, corporation and/or other entity and nothing contained in this Agreement shall in any way bind or restrict the Investment Counsel or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any Trustee, or officer or employee of the Investment Counsel to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

          11. This Agreement shall remain in effect for a period of two (2) years and from year to year thereafter, provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Investment Company Act of 1940, of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or who are not otherwise "interested persons" (as defined in the Investment Company Act of 1940) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that
     (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon sixty days written notice to the Investment Counsel, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Counsel may terminate this Agreement without payment of penalty on sixty days written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

          12. This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to confirm this Agreement to the requirements of applicable federal laws or regulations, but neither the Fund nor the Investment Counsel shall be liable for failing to do so.

          13. This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts and the applicable provisions of the Investment Company Act of 1940. To the extent the applicable laws of the Commonwealth of Massachusetts, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act of 1940, the latter shall control.

          14. If any provision of this Agreement shall be held or made invalid by a court decision, statute, or rule or otherwise, the remainder of the Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          15. Nothing herein shall be construed as constituting the Investment Counsel as an agent of the Fund.

          16. The Declaration of Trust establishing the Fund, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property (other than as specifically provided in the said Declaration of Trust) for the satisfaction of any obligation or claim or otherwise in connection with the affairs of the Fund, but the Fund's assets and estate only shall be liable.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 29th day of December, 1995.

                                          Longleaf Partners Funds Trust
                                          (the Master Trust)
                                          and
                                          Longleaf Partners Realty Fund
                                          (Third Series)

                                          By:      /s/ CHARLES D. REAVES
                                            ------------------------------------
                                            Charles D. Reaves
                                            Executive Vice President

                                          Southeastern Asset Management, Inc.
                                          (the Investment Counsel)

                                          By:       /s/ W. REID SANDERS
                                            ------------------------------------
                                            W. Reid Sanders
                                            Executive Vice President

                                                                       EXHIBIT B

                         FUND ADMINISTRATION AGREEMENT

     AGREEMENT made as of the 29th day of December 1995, between Longleaf Partners Realty Fund (the "Fund"), the third series of LONGLEAF PARTNERS FUNDS TRUST, a Massachusetts business trust, ("the Master Trust") and SOUTHEASTERN ASSET MANAGEMENT, INC., a Tennessee corporation, (hereinafter referred to as "the Administrator"). In consideration of the mutual agreements herein made, the Fund appoints the Administrator and the Administrator agrees to serve as the Fund Administrator on the terms and conditions set forth herein.

                                       I

                        GENERAL AUTHORITY AND FACILITIES

1.01 STANDARD OF SERVICE OF THE ADMINISTRATOR

     The Administrator will use its best efforts to provide efficient, effective, and accurate administrative services for the Fund, as defined in
Section II herein, and will seek innovative and continuing technological improvements for the said functions for which it has assumed responsibilities. The Administrator will not be liable or responsible for delays or errors by reason of circumstances beyond its control, including acts of civil or military authority, national emergencies, labor difficulties, fire, mechanical breakdown beyond its control, flood or catastrophe, acts of God, insurrection, war, riots or failure beyond its control of transportation, communication or power supply. The Administrator will provide services equal in quality to those administration, accounting, and shareholder services performed for any other management investment companies which the administrator may serve in a similar capacity.

1.02. FACILITIES AND EMPLOYEES

     (a) The Administrator shall, at its own expense, furnish directly or through subsidiaries, office facilities, including space, furniture and equipment and, to the extent that such services are not being provided by others under contract with the Fund, personnel for managing the affairs of the Fund, maintaining and servicing the records with respect to the investments and shareholders of the Fund, and maintaining and servicing all other books and records of the Fund, as required by the Investment Company Act of 1940, but not including such duties, services, or records which are customarily performed or maintained for an open-end management investment company by its custodian, transfer agent, independent auditors, and/or outside legal counsel.

     (b) The Administrator shall provide personnel satisfactory to the Board of Trustees of the Fund to serve as officers of the Fund, including a President, one or more Executive Vice Presidents or Vice Presidents, a Secretary, a Treasurer, and such additional officers and employees as may reasonably be necessary for the performance of its duties under this Agreement.

     (c) The personnel and facilities provided by the Administrator shall be subject to the control and direction of the Board of Trustees of the Fund, notwithstanding that some or all of their compensation and expenses of their employment may be paid by the Administrator. The Administrator is responsible for the employment, control and conduct of its agents and employees and for injury to such agents or employees or to others through its agents or employees. The Administrator assumes full responsibility for its agents and employees under applicable statutes and agrees to pay all employment taxes thereunder. The Administrator will maintain appropriate insurance at its own expense against public liability in a reasonable amount.

1.03. DOCUMENTS TO BE FURNISHED TO ADMINISTRATOR

     The Fund shall from time to time provide the Administrator with: (1) a copy of the Declaration of Trust of the Fund and all amendments thereto; (2) a copy of the Bylaws of the Fund as amended from time to time; (3) certified copies of votes of the Board of Trustees of the Fund relating to the issues of Shares of the Fund; (4) any amended certificate for Shares of the Fund in the form adopted by the Board; (5) specimen signatures of the officers of the Funds; (6) such other documents as the Administrator may reasonably request.

1.04. PROTECTION OF ADMINISTRATOR; INDEMNIFICATION

     (a) The Administrator may rely on certifications of the President, any Executive Vice President or Vice President, the Secretary or the Treasurer of the Fund as to proceedings, facts or other matters in connection with any action taken by the shareholders or the Board of Trustees of the Fund, and upon instructions not inconsistent with this Agreement, from the President or any Executive Vice President or Vice President and the Treasurer or any Assistant Treasurer. The Administrator may apply to counsel for the Fund or to its own counsel for advice whenever it deems it expedient. With respect to any action taken on the basis of such certifications or instructions or in accordance with the advice of counsel for the Fund, the Fund will indemnify and hold harmless the Administrator from any and all liability and expense.

     (b) The Administrator shall be indemnified and held harmless by the Fund against any loss or damage by reason of any act done by it in good faith and in reliance upon any instrument or certificate for Shares believed by it (a) to be genuine and (b) to be signed, countersigned or executed by any person or persons authorized to sign, countersign, or execute such instrument or certificate; provided, however, that the Administrator shall not be so indemnified in the event of its failure to obtain a proper signature guarantee.

     (c) If any officer of the Fund shall no longer be vested with authority to sign for the Fund, written notice thereof shall forthwith be given to the Administrator by the Fund and until receipt of such notice by it, the Administrator shall be fully indemnified and held harmless by the Fund in recognizing and acting upon certificates or other instruments bearing the signatures or facsimile signatures of such officer.

     (d) Except as may otherwise be required by the Investment Company Act of 1940 or the rules thereunder, neither the Administrator nor its stockholders, officers, directors, employees or agents shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, including any mistake of judgment, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. Notwithstanding the foregoing, the Administrator shall not be liable to the Fund for the acts and omissions of any party engaged by it to execute purchases and sales of portfolio securities for or on behalf of the Fund under this Agreement, except to the extent that such party is liable to the Administrator for such acts and omissions. Any person, even though also employed by the Administrator, who may be or become an employee of the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as the employee or agent of the Administrator.

     (e) The Administrator shall for all purposes herein be deemed to be an independent contractor. As such, the Administrator has no authority to act for or represent the Fund in any way and is not an agent of the Fund.

                                       II

                    ACCOUNTING AND ADMINISTRATION FUNCTIONS

2.01. MAINTENANCE OF RECORDS

     The Administrator will maintain records on behalf of the Fund in compliance with the Rules and Regulations of the Securities and Exchange Commission, including, but not limited to, any such records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules and Regulations thereunder. Such records will at all times be available for inspection and use by the Fund and upon termination of this Agreement be transferred upon instructions of the Fund to any successor administrator or to the Fund itself.

2.02. RESPONSIBILITIES AND FUNCTIONS

     The Administrator shall have the responsibility of managing, performing, or supervising the administrative and business operations of the Fund, other than those related to the management of the Fund's portfolio of securities and the distribution and sale of the Fund's shares. The duties and responsibilities to be performed by the Administrator shall include the following:

          (1) Preparation or supervision of the preparation of all registration statements and prospectuses, and the filing thereof with the appropriate regulatory authorities.

          (2) Preparation or supervision of the preparation of all public financial statements and financial reports, the filing thereof with the appropriate regulatory authorities, and the distribution to shareholders of the Fund.

          (3) Preparation or the supervision of the preparation of all tax returns and the filing thereof with the appropriate regulatory authorities.

          (4) Preparation or the supervision of the preparation of any Proxy Statements, assistance in the conduct of any meetings of shareholders, tabulation of proxies and ballots of shareholders, and the maintenance of minutes of such meetings.

          (5) Daily valuation of the Fund's portfolio and the daily calculation of the Fund's net asset value per share.

          (6) Co-ordination and liaison between the Fund and its Investment Counsel, its Custodian, its Transfer Agent and the reconciliation of all accounts and records provided by such entities.

          (7) Management and scheduling of regular quarterly meetings of the Fund's Board of Trustees, and in connection therewith, providing all necessary assistance in the conduct of such meetings, and the maintenance of minutes of such meetings.

          (8) Establishment of internal accounting controls and procedures and the continuing monitoring thereof.

          (9) Co-ordination with the Fund's independent certified public accountants and outside legal counsel.

          (10) Management of audits and inspections by the Fund's independent certified public accountants and by all regulatory authorities.

          (11) Supplying or obtaining on behalf of the Fund such other advice or assistance as may be necessary or desirable in the continuing administration of the Fund's business affairs.

2.03. ADMINISTRATION FEES AND EXPENSES

     (a) The Administrator shall be entitled to receive and the Fund shall be obligated to pay to the Administrator for the services specified in this Section II an Administration Fee, which shall be accrued daily and paid monthly in arrears of 0.10% per annum of average daily net assets. The Fund shall also reimburse the Administrator for the Fund's equitable and appropriate share of the salary of the Fund's Treasurer, as allocated among the Fund and any other Fund or series and any other commingled investment or insurance product served by the Administrator and the Fund's Treasurer, subject to review of and approval by the Board of Trustees, and shall pay or provide reimbursement for all other operational expenses, as provided in Paragraphs 2.03(b) and 2.03(c) of this Agreement.

     2.03(b) The Fund shall pay all of its costs and expenses of operation, except those specifically stated herein to be borne or payable by the Administrator. The expenses payable by the Fund shall include, but shall not be limited to: (i) the fees of the Fund's Investment Counsel, and Administrator;
(ii) the fees of any Custodian and Transfer Agent of the Fund; (iii) compensation of the Fund's independent certified public accountants and any legal counsel retained by the Fund, including compensation and costs relating to litigation, and the fees, compensation and expenses of the "non-interested" Trustees of the Fund; (iv) franchise, income, business license and original issue taxes relating to the Fund and its securities; (v) fees and legal expenses incurred in qualifying the shares of the Fund for sale with any state regulatory agency in the several states, and the fees and expenses of maintaining, renewing, increasing or amending such qualifications; (vi) insurance and bonding premiums and association dues; (vii) fees and expenses involved in registering and maintaining registrations of the Fund and of its shares with the Securities and Exchange Commission, including the preparation and printing of prospectuses for shareholders; (viii) costs of printing and mailing to shareholders prospectuses, proxy statements, dividend notices, routine and special reports and other communications to shareholders, as well as all expenses of shareholders and Trustees meetings; (ix) costs of printing of any stock certificates; (x) interest expense and brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (xi) the costs of obtaining prices of the Fund's portfolio securities; and (xii) any extraordinary expenses including extraordinary legal expenses; provided, however, that all such expenses to be paid by the Fund shall be subject to review and approval by the Board of Trustees of the Fund as to the reasonableness thereof.

     2.03(c) The Fund shall reimburse the Administrator for the Fund's equitable and appropriate share of the costs and expenses of the following items, such costs and expenses to be allocated among the Fund and any other Funds or series and any other commingled investment or insurance products served by the Administrator, subject to review of and approval by the Board of Trustees of the Fund as to the method of allocation and the reasonableness of the costs and expenses:

          (1) Costs and expenses of leasing or acquiring specialized computer programs or computer software and software support contracts used exclusively by the Fund and any other Funds or commingled products.

          (2) Costs and expenses of leasing or acquiring specialized computer equipment or hardware and appropriate support contracts for computer equipment purchased exclusively for and dedicated solely to processing of transactions for the Fund and any other Funds or commingled products.

          (3) Organizational expenses amortized in a manner as permitted by generally accepted accounting principles and the Securities & Exchange Commission, limited to the particular series or Fund.

          (4) Costs and expenses of stationery, appropriate forms, envelopes, checks, postage, telephone, telegraph, and overnight or other courier charges and other similar items, to the extent such costs and expenses have not been paid directly by the Fund.

                                      III

                 TERMINATION, AMENDMENTS, AND OTHER PROVISIONS

3.01. RENEWAL AND TERMINATION

     This Agreement shall remain in effect for a period of two (2) years and from year to year thereafter, provided such continuance is approved at least annually by the vote of holders of a majority, as defined in the Investment Company Act (the "Act"), of the outstanding voting securities of the Fund or by the Trustees of the Fund; provided, that in either event such continuance is also approved annually by the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or who are not otherwise "interested persons" (as defined in the Investment Company Act of 1940) or any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) the Fund may, at any time and without the payment of any penalty, terminate this Agreement upon sixty days written notice to the Administrator, either by majority vote of the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund; (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Administrator may terminate this Agreement without penalty on sixty days written notice to the Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party.

3.02. SUCCESSOR ADMINISTRATOR

     In the event that a successor to any of the Administrator's duties or responsibilities hereunder is designated by the Fund by written notice to the Administrator, the Administrator will, promptly upon such termination and at the expense of the Fund, transfer to such successor all other relevant books, records, correspondence and other data established or maintained by the Administrator under this Agreement in form reasonably acceptable to the Fund (if such form differs from the form in which the Administrator has maintained the same, the Fund shall pay any expenses associated with transferring the same to such form), and will cooperate in the transfer of such duties and responsibilities, including provision for assistance from the Administrator's personnel in the establishment of books, records, and other data by such successor.

3.03. AMENDMENT

     This Agreement may be amended by the parties without the vote or consent of the shareholders of the Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to confirm this Agreement to the requirements of applicable federal laws or regulations.

3.04. FURTHER ASSURANCES

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes of this Agreement.

3.05. MISCELLANEOUS

     (a) This Agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts.

     (b) The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions of this Agreement or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

     (c) The Declaration of Trust establishing the Fund, a copy of which, together will all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of the Trust refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the said Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of said Trust, but the Trust assets and estate only shall be liable.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement this 29th day of December, 1995.

                                          Longleaf Partners Funds Trust
                                          (the Master Trust)
                                          and
                                          Longleaf Partners Realty Fund
                                          (Third Series)

                                          By:      /s/ CHARLES D. REAVES
                                            ------------------------------------
                                            Charles D. Reaves
                                            Executive Vice President

                                          Southeastern Asset Management, Inc.
                                          (the Investment Counsel)

                                          By:       /s/ W. REID SANDERS
                                            ------------------------------------
                                            W. Reid Sanders
                                            Executive Vice President

                                 FORM OF PROXY

       PROXY -- LONGLEAF PARTNERS          THIS PROXY IS SOLICITED ON BEHALF
               REALTY FUND                 OF THE BOARD OF TRUSTEES

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking any previous proxies for such shares, hereby appoints O. Mason Hawkins, W. Reid Sanders, and Charles D. Reaves or any one of them, attorneys of the undersigned with full power of substitution, to vote all shares of LONGLEAF PARTNERS REALTY FUND (the "Fund") which the undersigned is entitled to vote at the 1997 Annual Meeting of Shareholders of the Fund, to be held at 5:30 p.m. on Tuesday, May 13, 1997, in Hardin Hall at the Memphis Botanic Garden, 750 Cherry Road, Memphis, Tennessee, and at any and all adjournments thereof. Receipt of the Notice and Proxy Statement for said Meeting is hereby acknowledged.

This proxy must be returned in order for your shares to be voted. The shares represented by this proxy will be voted on the following matters as specified below by the undersigned. If no specification is made, this proxy will be voted in favor of all such matters.

1.  Re-Election of Board of Trustees.
                                       [ ] FOR the following nominees                [ ] WITHHOLD AUTHORITY
                          (except those whose names are inserted on the line below)    to vote for any of the nominees

    TRUSTEES: O. Mason Hawkins; W. Reid Sanders; Chadwick H. Carpenter, Jr.,
              Daniel W. Connell, Jr.; Steven N. Melnyk; C. Barham Ray

          ----------------------------------------------------------------------

2. To approve or disapprove a proposal to ratify adoption of the Investment Counsel Agreement and the Fund Administration Agreement with Southeastern Asset Management, Inc., and to extend the term for a one-year period beginning August 1, 1997 and ending July 31, 1998,

                                           FOR [ ]    AGAINST [ ]    ABSTAIN [ ]
                                     (Over)

3. To approve or disapprove a proposal to adopt the diversification standards of the Internal Revenue Code as fundamental investment policies and to re-classify all investment restrictions other than the diversification standards as non-fundamental policies.

                                           FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

4. To ratify the selection of Coopers & Lybrand, L.L.P. as Independent Certified Public Accountants for the Fund.

                                           FOR [ ]    AGAINST [ ]    ABSTAIN [ ]

As to any other matter upon which the Shareholders are permitted to vote, or if any of the nominees named in the Proxy Statement are not available for election, said attorneys shall vote in accordance with their judgment.

                                                THE TRUSTEES RECOMMEND A "FOR"
                                                VOTE ON ALL MATTERS.

                                                --------------------------------

                                                --------------------------------
                                                Please sign exactly as your name
                                                or names appear on left.

                                                Dated:                    , 1997
                                                      -------------------